MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

ANNUAL REPORT

DECEMBER 31, 2023

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising Mutual of America Separate Account No. 3 (the Subaccounts), as of December 31, 2023, the related statements of operations for the year or periods listed in the Appendix, the statements of changes in net assets for each of the years or periods listed in the Appendix and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 5. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2023, the results of their operations for the year or periods listed in the Appendix, the changes in their net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 5, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and transfer agents of the underlying investments, when replies were not received from transfer agents we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America Life Insurance Company investment companies since 2002.

New York, New York

April 30, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of Assets and Liabilities as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio
VARIABLE INSURANCE PRODUCTS FUND V
VIP Asset Manager Portfolio
VARIABLE INSURANCE PRODUCTS FUND III
VIP Mid Cap Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF Diversified Value Portfolio
VIF International Portfolio
VIF Real Estate Index Portfolio
VIF Total Bond Market Index Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Capital Appreciation Fund
AMERICAN FUNDS INSURANCE SERIES
New World Fund
CALVERT VARIABLE SERIES, INC.
VP SRI Balanced Portfolio
DEUTSCHE DWS VARIABLE SERIES I
Capital Growth VIP
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Main Street Fund
MFS VARIABLE INVESTMENT TRUST III
MFS VIT III Mid Cap Value Portfolio
PIMCO VARIABLE INSURANCE TRUST
VIT Real Return Portfolio
T. ROWE PRICE EQUITY SERIES, INC.
Blue Chip Growth Portfolio

Statements of Assets and Liabilities as of December 31, 2023 and the related statements of operations and changes in net assets for the period November 3, 2023 (commencement of operations) to December 31, 2023.

VARIABLE INSURANCE PRODUCTS FUND II
VIP Extended Market Index Portfolio
VIP Index 500 Portfolio
VARIABLE INSURANCE PRODUCTS FUND III
VIP Value Strategies Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF Small Company Growth Portfolio
VIF Mid-Cap Index Portfolio
VIF Total International Stock Market Index Portfolio
VIF Short-Term Investment Grade Portfolio
VIF Conservative Allocation Portfolio
VIF Balanced Portfolio
AMERICAN FUNDS INSURANCE SERIES
The Bond Fund of America
Managed Risk Growth-Income Fund
DFA INVESTMENT DIMENTIONS GROUP INC.
VA U.S. Targeted Value Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Government Money Market Fund

Statements of operations and changes in net assets for the period January 1, 2023 to November 3, 2023 (Date of Substitution) and statements of changes in net assets for the year ended December 31, 2022.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.
Equity Index Portfolio
All America Portfolio
Small Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Equity Index Portfolio
Mid Cap Value Portfolio
Mid-Cap Equity Index Portfolio
International Portfolio
Money Market Portfolio
Mid-Term Bond Portfolio
Bond Portfolio
Conservative Allocation Portfolio
Moderate Allocation Portfolio
Aggressive Allocation Portfolio

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio	VIP Extended Market Index Portfolio

Investments at fair value (Cost: Fidelity VIP Equity-Income Portfolio—$358,354 Fidelity VIP Asset Manager Portfolio—$84,535 Fidelity VIP Contrafund Portfolio—$845,837 Fidelity VIP Mid Cap Portfolio—$50,221 Fidelity VIP Extended Market Index Portfolio—$6,758) (Notes 2 and 3)	$393,968	$86,643	$1,171,031	$52,834	$7,629

Due From (To) Mutual of America General Account	(13,458)	(2,533)	(33,459)	(1,790)	(244)

Net Assets	$380,510	$84,110	$1,137,572	$51,044	$7,385

Number of Units Outstanding	3,126	1,325	6,464	404	653

Unit Value(a)(b)	$121.720	$63.498	$175.984	$126.505	$11.315

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Fidelity		Vanguard
	VIP Index 500 Portfolio	VIP Value Strategies Portfolio	VIF Diversified Value Portfolio	VIF International Portfolio

Investments at fair value (Cost: Fidelity VIP Index 500 Portfolio—$1,887,312 Fidelity VIP Value Strategies Portfolio—$6,487 Vanguard VIF Diversified Value Portfolio—$92,537 Vanguard VIF International Portfolio—$395,272) (Notes 2 and 3)	$2,045,544	$6,932	$105,382	$402,208

Due From (To) Mutual of America General Account	(32,130)	(7)	(3,171)	(12,561)

Net Assets	$2,013,414	$6,925	$102,211	$389,647

Number of Units Outstanding	180,864	620	2,103	8,228

Unit Value(a)(b)	$11.132	$11.168	$48.613	$47.355

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Vanguard
	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio	VIF Balanced Portfolio	VIF Conservative Allocation Portfolio

Investments at fair value (Cost: Vanguard VIF Real Estate Index Portfolio—$8,243 Vanguard VIF Total Bond Market Index Portfolio—$26,629 Vanguard VIF Balanced Portfolio—$213,225 Vanguard VIF Conservative Allocation Portfolio—$4,851) (Notes 2 and 3)	$7,863	$23,870	$229,502	$5,215

Due From (To) Mutual of America General Account	(208)	(693)	214	(30)

Net Assets	$7,655	$23,177	$229,716	$5,185

Number of Units Outstanding	361	2,315	21,023	479

Unit Value(a)(b)	$21.171	$10.012	$10.927	$10.815

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Vanguard
	VIF Total International Stock Market Index Portfolio	VIF Mid-Cap Index Portfolio	VIF Small Company Growth Portfolio	VIF Short-Term Investment Grade Portfolio

Investments at fair value (Cost: Vanguard VIF Total International Stock Market Index Portfolio—$731 Vanguard VIF Mid-Cap Index Portfolio—$224,157 Vanguard VIF Small Company Growth Portfolio—$574,434 Vanguard VIF Short-Term Investment Grade Portfolio—$12,364) (Notes 2 and 3)	$800	$250,632	$669,465	$12,743

Due From (To) Mutual of America General Account	(24)	(11,006)	(5,129)	(40)

Net Assets	$776	$239,626	$664,336	$12,703

Net Assets:

Number of Units Outstanding	71	21,413	59,254	1,226

Unit Value(a)(b)	$10.963	$11.191	$11.212	$10.361

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Century	American Funds			Calvert
	VP Capital Appreciation Fund	The Bond Fund of America	Managed Risk Growth- Income Fund	New World Fund	VP SRI Balanced Portfolio

Investments at fair value (Cost: American Century VP Capital Appreciation Fund—$335,847 American Funds The Bond Fund of America—$64,119 American Funds Managed Risk Growth-Income Fund—$80,270 American Funds New World Fund—$575 Calvert VP SRI Balanced Portfolio—$99,605) (Notes 2 and 3)	$348,459	$65,828	$87,353	$576	$112,968

Due From (To) Mutual of America General Account	(5,294)	(10)	335	(89)	(3,001)

Net Assets	$343,165	$65,818	$87,688	$487	$109,967

Number of Units Outstanding	4,253	6,185	7,972	13	12,930

Unit Value(a)(b)	$80.702	$10.642	$11.000	$36.314	$8.505

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	DFA	DWS	Goldman Sachs	Invesco
	U.S. Targeted Value Portfolio	Capital Growth VIP	Government Money Market Fund	V.I. Main Street Fund

Investments at fair value (Cost: DFA U.S. Targeted Value Portfolio—$401,921 DWS Capital Growth VIP—$1,166,424 Goldman Sachs Government Money Market Fund—$17,275 Invesco V.I. Main Street Fund—$67,813) (Notes 2 and 3)	$423,643	$1,523,134	$17,275	$55,325

Due From (To) Mutual of America General Account	(2,877)	(36,527)	9	(1,720)

Net Assets	$420,766	$1,486,607	$17,284	$53,605

Number of Units Outstanding	36,597	8,038	1,710	687

Unit Value(a)(b)	$11.497	$184.929	$10.107	$78.006

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	MFS	PIMCO	T. Rowe Price
	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio

Investments at fair value (Cost: MFS VIT III Mid Cap Value Portfolio—$69 PIMCO VIT Real Return Portfolio—$3,363 T. Rowe Price Blue Chip Growth Portfolio—$112,044) (Notes 2 and 3)	$67	$3,119	$122,564

Due From (To) Mutual of America General Account	(59)	(102)	(2,926)

Net Assets	$8	$3,017	$119,638

Net Assets:

Number of Units Outstanding	1	208	2,191

Unit Value(a)(b)	$15.371	$14.525	$54.609

(a)

Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

(b)	The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio	Mid Cap Value Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$15,668	$8,803	$4,920	$—	$—	$122

Expenses (Note 4)	11,855	8,355	4,195	6,845	181	68

Net Investment Income (Loss)	3,813	448	725	(6,845)	(181)	54

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	220,342	80,714	(36,916)	(88,748)	(6,834)	23

Realized gain from distributions	14,119	14,805	11,307	—	63	149

Net realized gain (loss) on investments	234,461	95,519	(25,609)	(88,748)	(6,771)	172

Net change in unrealized appreciation (depreciation) on investments	(135,366)	(73,065)	(5,617)	74,482	5,843	(715)

Net Realized and Unrealized Gain (Loss) on Investments	99,095	22,454	(31,226)	(14,266)	(928)	(543)

Net Increase (Decrease) in Net Assets Resulting From Operations	$102,908	$22,902	$(30,501)	$(21,111)	$(1,109)	$(489)

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios†
	Mid Cap Equity Index Portfolio	International Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio	Conservative Allocation Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$3,813	$28	$4	$152	$1,320	$76

Expenses (Note 4)	2,538	7	168	131	653	51

Net Investment Income (Loss)	1,275	21	(164)	21	667	25

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	3,389	(40)	756	(1,291)	(12,800)	(331)

Realized gain from distributions	7,816	—	—	—	—	113

Net realized gain (loss) on investments	11,205	(40)	756	(1,291)	(12,800)	(218)

Net change in unrealized appreciation (depreciation) on investments	(18,748)	53	(51)	1,207	9,633	247

Net Realized and Unrealized Gain (Loss) on Investments	(7,543)	13	705	(84)	(3,167)	29

Net Increase (Decrease) in Net Assets Resulting From Operations	$(6,268)	$34	$541	$(63)	$(2,500)	$54

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios†		Fidelity
	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	VIP Equity- Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$3,392	$1,381	$7,252	$1,953	$5,196	$299

Expenses (Note 4)	2,288	908	4,054	882	11,402	531

Net Investment Income (Loss)	1,104	473	3,198	1,071	(6,206)	(232)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	(6,740)	(1,769)	2,557	(66)	30,477	175

Realized gain from distributions	10,007	5,496	10,886	880	37,666	1,368

Net realized gain (loss) on investments	3,267	3,727	13,443	814	68,143	1,543

Net change in unrealized appreciation (depreciation) on investments	707	(2,699)	17,592	7,284	230,806	5,099

Net Realized and Unrealized Gain (Loss) on Investments	3,974	1,028	31,035	8,098	298,949	6,642

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,078	$1,501	$34,233	$9,169	$292,743	$6,410

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	Fidelity			Vanguard
	VIP Extended Market Index Portfolio‡	VIP Index 500 Initial‡	VIP Value Strategies‡	VIF Diversified Value Portfolio	VIF International Portfolio	VIF Real Estate Index Portfolio	VIF Total Bond Market Index Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$168	$22,498	$74	$1,327	$6,182	$190	$565

Expenses (Note 4)	18	3,916	13	1,120	4,714	88	270

Net Investment Income (Loss)	150	18,582	61	207	1,468	102	295

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	143	1,297	8	(159)	5,353	(108)	(66)

Realized gain from distributions	—	13	231	5,045	13,331	359	—

Net realized gain (loss) on investments	143	1,310	239	4,886	18,684	251	(66)

Net change in unrealized appreciation (depreciation) on investments	870	158,232	446	11,506	28,403	395	761

Net Realized and Unrealized Gain (Loss) on Investments	1,013	159,542	685	16,392	47,087	646	695

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,163	$178,124	$746	$16,599	$48,555	$748	$990

‡	For the period November 3, 2023 (Initital Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	Vanguard
	VIF Balanced Portfolio‡	VIF Conservative Allocation Portfolio	VIF Total International Stock Market Index‡	VIF Mid Cap Index Portfolio‡	VIF Small Company Growth Portfolio‡	VIF Short- Term Investment Grade Portfolio‡

Investment Income and Expenses:

Dividend Income (Note 2)	$—	$—	$—	$—	$—	$—

Expenses (Note 4)	448	10	1	456	1,229	25

Net Investment Income (Loss)	(448)	(10)	(1)	(456)	(1,229)	(25)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	198	3	1	163	737	3

Realized gain from distributions	—	—	—	—	—	—

Net realized gain (loss) on investments	198	3	1	163	737	3

Net change in unrealized appreciation (depreciation) on investments	16,277	365	68	26,475	95,031	380

Net Realized and Unrealized Gain (Loss) on Investments	16,475	368	69	26,638	95,768	383

Net Increase (Decrease) in Net Assets Resulting From Operations	$16,027	$358	$68	$26,182	$94,539	$358

‡	For the period November 3, 2023 (Initital Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	American Century	American Funds			Calvert	DWS
	VP Capital Appreciation Fund	New World Fund	Managed Risk Growth-Income Fund‡	The Bond Fund of America‡	VP SRI Balanced Portfolio	Capital Growth VIP

Investment Income and Expenses:

Dividend Income (Note 2)	$—	$9	$208	$1,970	$1,686	$1,024

Expenses (Note 4)	4,098	6	156	128	1,233	16,140

Net Investment Income (Loss)	(4,098)	3	52	1,842	453	(15,116)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	(476)	1	350	6	612	32,604

Realized gain from distributions	494	—	—	—	404	56,379

Net realized gain (loss) on investments	18	1	350	6	1,016	88,983

Net change in unrealized appreciation (depreciation) on investments	65,586	72	7,083	1,709	13,757	350,704

Net Realized and Unrealized Gain (Loss) on Investments	65,604	73	7,433	1,715	14,773	439,687

Net Increase (Decrease) in Net Assets Resulting From Operations	$61,506	$76	$7,485	$3,557	$15,226	$424,571

‡	For the period November 3, 2023 (Initital Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2023

	DFA	Goldman Sachs	Invesco	MFS	PIMCO	T. Rowe Price
	U.S. Targeted Value Portfolio‡	Government Money Market‡	V.I. Main Street Fund	VIT III Mid Cap Value Portfolio	VIT Real Return Portfolio	Blue Chip Growth Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$6,039	$138	$438	$1	$98	$—

Expenses (Note 4)	778	34	606	0	34	805

Net Investment Income (Loss)	$5,261	$104	$(168)	$1	$64	$(805)

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investment transactions	75	—	(1,512)	0	(18)	322

Realized gain from distributions	26,873	—	3,564	2	—	—

Net realized gain (loss) on investments	26,948	—	2,052	2	(18)	322

Net change in unrealized appreciation (depreciation) on investments	21,722	—	8,230	4	40	31,196

Net Realized and Unrealized Gain (Loss) on Investments	48,670	—	10,282	6	22	31,518

Net Increase (Decrease) in Net Assets Resulting From Operations	$53,931	$104	$10,114	$7	$86	$30,713

‡	For the period November 3, 2023 (Initital Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio
	2023†	2022	2023†	2022	2023†	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$3,813	$920	$448	$(2,990)	$725	$(1,828)

Net realized gain (loss) on investments	234,461	53,412	95,519	52,972	(25,609)	46,800

Net change in unrealized appreciation (depreciation) on investments	(135,366)	(335,341)	(73,065)	(239,997)	(5,617)	(98,055)

Net Increase (Decrease) in net assets resulting from operations	102,908	(281,009)	22,902	(190,015)	(30,501)	(53,083)

From Unit Transactions:

Contributions	18,575	32,865	11,327	20,532	6,863	12,739

Withdrawals	(136,548)	(34,230)	(17,877)	(19,193)	(13,088)	(2,667)

Net Transfers	(1,110,507)	(70,439)	(813,416)	(29,122)	(389,599)	(14,153)

Contract fees (Note 4)	(923)	(3,756)	(633)	(2,646)	(273)	(1,041)

Net Increase (Decrease) from unit transactions	(1,229,403)	(75,560)	(820,599)	(30,429)	(396,097)	(5,122)

NET INCREASE (DECREASE) IN NET ASSETS	(1,126,495)	(356,569)	(797,697)	(220,444)	(426,598)	(58,205)

NET ASSETS:

Beginning of Year	$1,126,495	$1,483,064	$797,697	$1,018,141	$426,598	$484,803

End of Year	$—	$1,126,495	$—	$797,697	$—	$426,598

Changes in Units:

Units outstanding, beginning of year	108,129	115,223	30,015	31,132	159,491	161,418

Units issued	2,345	3,030	406	745	2,637	4,960

Units redeemed	(110,474)	(10,124)	(30,421)	(1,862)	(162,128)	(6,887)

Net increase (decrease)	(108,129)	(7,094)	(30,015)	(1,117)	(159,491)	(1,927)

Units outstanding, end of year	—	108,129	—	30,015	—	159,491

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios
	Small Cap Growth Portfolio		Small Cap Equity Index Portfolio		Small Cap Value Portfolio
	2023†	2022	2023†	2022	2023†	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$(6,845)	$(8,808)	$(181)	$14	$54	$(29)

Net realized gain (loss) on investments	(88,748)	127,513	(6,771)	1,153	172	334

Net change in unrealized appreciation (depreciation) on investments	74,482	(393,575)	5,843	(4,991)	(715)	(1,190)

Net Increase (Decrease) in net assets resulting from operations	(21,111)	(274,870)	(1,109)	(3,824)	(489)	(885)

From Unit Transactions:

Contributions	20,419	25,623	46	377	112	206

Withdrawals	(17,846)	(3,182)	(2,899)	—	(124)	—

Net Transfers	(642,658)	(25,247)	(14,280)	(667)	(6,260)	9

Contract fees (Note 4)	(79)	(309)	(6)	(24)	—	—

Net Increase (Decrease) from unit transactions	(640,164)	(3,115)	(17,139)	(314)	(6,272)	215

NET INCREASE (DECREASE) IN NET ASSETS	(661,275)	(277,985)	(18,248)	(4,138)	(6,761)	(670)

NET ASSETS:

Beginning of Year	$661,275	$939,260	$18,248	$22,386	$6,761	$7,431

End of Year	$—	$661,275	$—	$18,248	$—	$6,761

Changes in Units:

Units outstanding, beginning of year	224,465	225,962	1,604	1,627	2,391	2,319

Units issued	6,408	8,307	4	57	39	72

Units redeemed	(230,873)	(9,804)	(1,608)	(80)	(2,430)	—

Net increase (decrease)	(224,465)	(1,497)	(1,604)	(23)	(2,391)	72

Units outstanding, end of year	—	224,465	—	1,604	—	2,391

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios
	Mid Cap Equity Index Portfolio		International Portfolio		Money Market Portfolio
	2023†	2022	2023†	2022	2023†	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$1,275	$17	$21	$9	$(164)	$(50)

Net realized gain (loss) on investments	11,205	26,544	(40)	62	756	1

Net change in unrealized appreciation (depreciation) on investments	(18,748)	(71,528)	53	(149)	(51)	82

Net Increase (Decrease) in net assets resulting from operations	(6,268)	(44,967)	34	(78)	541	33

From Unit Transactions:

Contributions	13,507	16,791	30	81	873	5,968

Withdrawals	(17,894)	(35,087)	—	—	(30)	—

Net Transfers	(236,869)	(23,162)	(721)	—	(18,055)	(6,075)

Contract fees (Note 4)	(131)	(582)	—	—	(31)	(176)

Net Increase (Decrease) from unit transactions	(241,387)	(42,040)	(691)	81	(17,243)	(283)

NET INCREASE (DECREASE) IN NET ASSETS	(247,655)	(87,007)	(657)	3	(16,702)	(250)

NET ASSETS:

Beginning of Year	$247,655	$334,662	$657	$654	$16,702	$16,952

End of Year	$—	$247,655	$—	$657	$—	$16,702

Changes in Units:

Units outstanding, beginning of year	40,200	46,598	596	524	7,231	7,349

Units issued	2,065	2,698	26	72	372	2,595

Units redeemed	(42,265)	(9,096)	(622)	—	(7,603)	(2,713)

Net increase (decrease)	(40,200)	(6,398)	(596)	72	(7,231)	(118)

Units outstanding, end of year	—	40,200	—	596	—	7,231

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios
	Mid-Term Bond Portfolio		Bond Portfolio		Conservative Allocation Portfolio
	2023†	2022	2023†	2022	2023†	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$21	$(63)	$667	$233	$25	$29

Net realized gain (loss) on investments	(1,291)	(199)	(12,800)	(402)	(218)	240

Net change in unrealized appreciation (depreciation) on investments	1,207	(1,139)	9,633	(9,936)	247	(1,049)

Net Increase (Decrease) in net assets resulting from operations	(63)	(1,401)	(2,500)	(10,105)	54	(780)

From Unit Transactions:

Contributions	1,445	3,047	3,749	6,319	—	180

Withdrawals	—	(796)	(1)	(950)	—	—

Net Transfers	(14,950)	(3,221)	(65,889)	(4,945)	(5,047)	(176)

Contract fees (Note 4)	(48)	(171)	(117)	(619)	(6)	(24)

Net Increase (Decrease) from unit transactions	(13,553)	(1,141)	(62,258)	(195)	(5,053)	(20)

NET INCREASE (DECREASE) IN NET ASSETS	(13,616)	(2,542)	(64,758)	(10,300)	(4,999)	(800)

NET ASSETS:

Beginning of Year	$13,616	$16,158	$64,758	$75,058	$4,999	$5,799

End of Year	$—	$13,616	$—	$64,758	$—	$4,999

Changes in Units:

Units outstanding, beginning of year	5,893	6,385	10,952	10,999	2,407	2,419

Units issued	623	1,315	631	1,031	—	100

Units redeemed	(6,516)	(1,807)	(11,583)	(1,078)	(2,407)	(112)

Net increase (decrease)	(5,893)	(492)	(10,952)	(47)	(2,407)	(12)

Units outstanding, end of year	—	5,893	—	10,952	—	2,407

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio		Aggressive Allocation Portfolio
	2023†	2022	2023†	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$1,104	$656	$473	$43

Net realized gain (loss) on investments	3,267	12,878	3,727	3,962

Net change in unrealized appreciation (depreciation) on investments	707	(52,875)	(2,699)	(20,237)

Net Increase (Decrease) in net assets resulting from operations	5,078	(39,341)	1,501	(16,232)

From Unit Transactions:

Contributions	11,852	18,974	5,709	9,522

Withdrawals	(3,287)	(1,573)	—	—

Net Transfers	(236,469)	(16,895)	(91,740)	(7,126)

Contract fees (Note 4)	(97)	(392)	(26)	(91)

Net Increase (Decrease) from unit transactions	(228,001)	114	(86,057)	2,305

NET INCREASE (DECREASE) IN NET ASSETS	(222,923)	(39,227)	(84,556)	(13,927)

NET ASSETS:

Beginning of Year	$222,923	$262,150	$84,556	$98,483

End of Year	$—	$222,923	$—	$84,556

Changes in Units:

Units outstanding, beginning of year	76,424	76,481	23,354	22,749

Units issued	3,854	6,306	1,486	2,532

Units redeemed	(80,278)	(6,363)	(24,840)	(1,927)

Net increase (decrease)	(76,424)	(57)	(23,354)	605

Units outstanding, end of year	—	76,424	—	23,354

†	For the period January 1, 2023 to November 3, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Fidelity
	VIP Equity-Income Portfolio		VIP Asset Manager Portfolio		VIP Contrafund Portfolio
	2023	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$3,198	$2,977	$1,071	$821	$(6,206)	$(6,248)

Net realized gain (loss) on investments	13,443	18,464	814	5,716	68,143	68,486

Net change in unrealized appreciation (depreciation) on investments	17,592	(48,175)	7,284	(21,946)	230,806	(426,132)

Net Increase (Decrease) in net assets resulting from operations	34,233	(26,734)	9,169	(15,409)	292,743	(363,894)

From Unit Transactions:

Contributions	10,721	19,864	4,092	6,807	16,033	24,712

Withdrawals	(12,130)	(22,372)	(470)	(204)	(31,458)	(17,802)

Net Transfers	(19,207)	(35,445)	(6,571)	(9,559)	(68,926)	(46,797)

Contract fees (Note 4)	(568)	(2,377)	(221)	(891)	(418)	(1,632)

Net Increase (Decrease) from unit transactions	(21,184)	(40,330)	(3,170)	(3,847)	(84,769)	(41,519)

NET INCREASE (DECREASE) IN NET ASSETS	13,049	(67,064)	5,999	(19,256)	207,974	(405,413)

NET ASSETS:

Beginning of Year	$367,461	$434,525	$78,111	$97,367	$929,598	$1,335,011

End of Year	$380,510	$367,461	$84,110	$78,111	$1,137,572	$929,598

Changes in Units:

Units outstanding, beginning of year	3,299	3,667	1,370	1,437	6,971	7,297

Units issued	95	185	69	120	130	181

Units redeemed	(268)	(553)	(114)	(187)	(637)	(507)

Net increase (decrease)	(173)	(368)	(45)	(67)	(507)	(326)

Units outstanding, end of year	3,126	3,299	1,325	1,370	6,464	6,971

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Fidelity
	VIP Mid Cap Portfolio		Extended Market Index Portfolio		VIP Index 500 Initial Portfolio
	2023	2022	2023‡	2022	2023‡	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$(232)	$(303)	$150	$—	$18,582	$—

Net realized gain (loss) on investments	1,543	4,909	143	—	1,310	—

Net change in unrealized appreciation (depreciation) on investments	5,099	(14,009)	870	—	158,232	—

Net Increase (Decrease) in net assets resulting from operations	6,410	(9,403)	1,163	—	178,124	—

From Unit Transactions:

Contributions	1,877	2,482	16	—	4,787	—

Withdrawals	(2,044)	(7,631)	—	—	(2,122)	—

Net Transfers	(3,162)	(2,074)	6,206	—	1,832,625	—

Contract fees (Note 4)	(15)	(59)	—	—	—	—

Net Increase (Decrease) from unit transactions	(3,344)	(7,282)	6,222	—	1,835,290	—

NET INCREASE (DECREASE) IN NET ASSETS	3,066	(16,685)	7,385	—	2,013,414	—

NET ASSETS:

Beginning of Year	$47,978	$64,663	$—	$—	$—	$—

End of Year	$51,044	$47,978	$7,385	$—	$2,013,414	$—

Changes in Units:

Units outstanding, beginning of year	432	491	—	—	—	—

Units issued	16	22	662	—	182,069	—

Units redeemed	(44)	(81)	(9)	—	(1,205)	—

Net increase (decrease)	(28)	(59)	653	—	180,864	—

Units outstanding, end of year	404	432	653	—	180,864	—

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Fidelity		Vanguard
	VIP Value Strategies Portfolio		VIF Diversified Value Portfolio		VIF International Portfolio
	2023‡	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$61	$—	$207	$(48)	$1,468	$662

Net realized gain (loss) on investments	239	—	4,886	8,095	18,684	88,233

Net change in unrealized appreciation (depreciation) on investments	446	—	11,506	(20,609)	28,403	(263,326)

Net Increase (Decrease) in net assets resulting from operations	746	—	16,599	(12,562)	48,555	(174,431)

From Unit Transactions:

Contributions	43	—	1,434	2,726	7,973	11,408

Withdrawals	—	—	—	—	(10,683)	(12,049)

Net Transfers	6,136	—	(2,916)	(2,500)	(27,612)	(14,690)

Contract fees (Note 4)	—	—	(25)	(97)	(56)	(199)

Net Increase (Decrease) from unit transactions	6,179	—	(1,507)	129	(30,378)	(15,530)

NET INCREASE (DECREASE) IN NET ASSETS	6,925	—	15,092	(12,433)	18,177	(189,961)

NET ASSETS:

Beginning of Year	$—	$—	$87,119	$99,552	$371,470	$561,431

End of Year	$6,925	$—	$102,211	$87,119	$389,647	$371,470

Changes in Units:

Units outstanding, beginning of year	—	—	2,127	2,126	8,887	9,274

Units issued	630	—	32	64	176	272

Units redeemed	(10)	—	(57)	(63)	(835)	(659)

Net increase (decrease)	620	—	(25)	1	(659)	(387)

Units outstanding, end of year	620	—	2,102	2,127	8,228	8,887

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Vanguard
	VIF Real Estate Index Portfolio		VIF Total Bond Market Index Portfolio		VIF Balanced Portfolio
	2023	2022	2023	2022	2023‡	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$102	$52	$295	$193	$(448)	$—

Net realized gain (loss) on investments	251	402	(66)	166	198	—

Net change in unrealized appreciation (depreciation) on investments	395	(2,994)	761	(3,992)	16,277	—

Net Increase (Decrease) in net assets resulting from operations	748	(2,540)	990	(3,633)	16,027	—

From Unit Transactions:

Contributions	1,633	1,525	307	737	1,745	—

Withdrawals	—	—	—	—	—	—

Net Transfers	(2,001)	(684)	(251)	36	211,944	—

Contract fees (Note 4)	—	—	—	—	—	—

Net Increase (Decrease) from unit transactions	(368)	841	56	773	213,689	—

NET INCREASE (DECREASE) IN NET ASSETS	380	(1,699)	1,046	(2,860)	229,716	—

NET ASSETS:

Beginning of Year	$7,275	$8,974	$22,131	$24,991	$—	$—

End of Year	$7,655	$7,275	$23,177	$22,131	$229,716	$—

Changes in Units:

Units outstanding, beginning of year	379	341	2,306	2,233	—	—

Units issued	85	71	56	73	21,250	—

Units redeemed	(103)	(33)	(47)	—	(227)	—

Net increase (decrease)	(18)	38	9	73	21,023	—

Units outstanding, end of year	361	379	2,315	2,306	21,023	—

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Vanguard
	VIF Conservative Allocation Portfolio		VIF Total International Stock Market Index Portfolio		VIF Mid Cap Index Portfolio
	2023‡	2022	2023‡	2022	2023‡	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$(10)	$—	$(1)	$—	$(456)	$—

Net realized gain (loss) on investments	3	—	1	—	163	—

Net change in unrealized appreciation (depreciation) on investments	365	—	68	—	26,475	—

Net Increase (Decrease) in net assets resulting from operations	358	—	68	—	26,182	—

From Unit Transactions:

Contributions	—	—	—	—	495	—

Withdrawals	—	—	—	—	—	—

Net Transfers	4,827	—	708	—	212,949	—

Contract fees (Note 4)	—	—	—	—	—	—

Net Increase (Decrease) from unit transactions	4,827	—	708	—	213,444	—

NET INCREASE (DECREASE) IN NET ASSETS	5,185	—	776	—	239,626	—

NET ASSETS:

Beginning of Year	$—	$—	$—	$—	$—	$—

End of Year	$5,185	$—	$776	$—	$239,626	$—

Changes in Units:

Units outstanding, beginning of year	—	—	—	—	—	—

Units issued	484	—	71	—	21,649	—

Units redeemed	(5)	—	—	—	(236)	—

Net increase (decrease)	479	—	71	—	21,413	—

Units outstanding, end of year	479	—	71	—	21,413	—

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Vanguard				American Century
	VIF Small Company Growth Portfolio		VIF Short Term Investment Grade Portfolio		VP Capital Appreciation Fund
	2023‡	2022	2023‡	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$(1,229)	$—	$(25)	$—	$(4,098)	$(4,249)

Net realized gain (loss) on investments	737	—	3	—	18	49,656

Net change in unrealized appreciation (depreciation) on investments	95,031	—	380	—	65,586	(181,775)

Net Increase (Decrease) in net assets resulting from operations	94,539	—	358	—	61,506	(136,368)

From Unit Transactions:

Contributions	1,974	—	182	—	4,740	8,989

Withdrawals	(1,607)	—	—	—	(9,422)	(2,497)

Net Transfers	569,430	—	12,163	—	(37,242)	(24,920)

Contract fees (Note 4)	—	—	—	—	(152)	(613)

Net Increase (Decrease) from unit transactions	569,797	—	12,345	—	(42,076)	(19,041)

NET INCREASE (DECREASE) IN NET ASSETS	664,336	—	12,703	—	19,430	(155,409)

NET ASSETS:

Beginning of Year	$—	$—	$—	$—	$323,735	$479,144

End of Year	$664,336	$—	$12,703	$—	$343,165	$323,735

Changes in Units:

Units outstanding, beginning of year	—	—	—	—	4,802	5,062

Units issued	60,518	—	1,258	—	65	221

Units redeemed	(1,264)	—	(32)	—	(614)	(481)

Net increase (decrease)	59,254	—	1,226	—	(549)	(260)

Units outstanding, end of year	59,254	—	1,226	—	4,253	4,802

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	American Funds Insurance Series
	The Bond Fund of America		Managed Risk Growth-Income Fund		New World Fund
	2023‡	2022	2023‡	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$1,842	$—	$52	$—	$3	$3

Net realized gain (loss) on investments	6	—	350	—	1	48

Net change in unrealized appreciation (depreciation) on investments	1,709	—	7,083	—	72	(201)

Net Increase (Decrease) in net assets resulting from operations	3,557	—	7,485	—	76	(150)

From Unit Transactions:

Contributions	499	—	1,197	—	—	2

Withdrawals	—	—	—	—	—	—

Net Transfers	61,762	—	79,006	—	(95)	1

Contract fees (Note 4)	—	—	—	—	—	—

Net Increase (Decrease) from unit transactions	62,261	—	80,203	—	(95)	3

NET INCREASE (DECREASE) IN NET ASSETS	65,818	—	87,688	—	(19)	(147)

NET ASSETS:

Beginning of Year	$—	$—	$—	$—	$506	$653

End of Year	$65,818	$—	$87,688	$—	$487	$506

Changes in Units:

Units outstanding, beginning of year	—	—	—	—	16	16

Units issued	6,240	—	8,018	—	—	—

Units redeemed	(55)	—	(46)	—	(3)	—

Net increase (decrease)	6,185	—	7,972	—	(3)	—

Units outstanding, end of year	6,185	—	7,972	—	13	16

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Calvert		DFA		DWS
	VP SRI Balanced Portfolio		U.S. Targeted Value Portfolio		Capital Growth VIP
	2023	2022	2023‡	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$453	$27	$5,261	$—	$(15,116)	$(15,075)

Net realized gain (loss) on investments	1,016	10,995	26,948	—	88,983	236,026

Net change in unrealized appreciation (depreciation) on investments	13,757	(30,464)	21,722	—	350,704	(775,618)

Net Increase (Decrease) in net assets resulting from operations	15,226	(19,442)	53,931	—	424,571	(554,667)

From Unit Transactions:

Contributions	3,678	6,120	925	—	10,808	19,455

Withdrawals	(120)	—	(1,248)	—	(34,787)	(11,564)

Net Transfers	(6,741)	(6,115)	367,158	—	(75,782)	(55,332)

Contract fees (Note 4)	(138)	(561)	—	—	(304)	(1,270)

Net Increase (Decrease) from unit transactions	(3,321)	(556)	366,835	—	(100,065)	(48,711)

NET INCREASE (DECREASE) IN NET ASSETS	11,905	(19,998)	420,766	—	324,506	(603,378)

NET ASSETS:

Beginning of Year	$98,062	$118,060	$—	$—	$1,162,101	$1,765,479

End of Year	$109,967	$98,062	$420,766	$—	$1,486,607	$1,162,101

Changes in Units:

Units outstanding, beginning of year	13,309	13,393	—	—	8,604	8,946

Units issued	477	823	37,016	—	70	131

Units redeemed	(856)	(907)	(419)	—	(636)	(473)

Net increase (decrease)	(379)	(84)	36,597	—	(566)	(342)

Units outstanding, end of year	12,930	13,309	36,597	—	8,038	8,604

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	Goldman Sachs		Invesco		MFS
	Government Money Market Fund		V.I. Main Street Fund		VIT III Mid Cap Value Portfolio
	2023‡	2022	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$104	$—	$(168)	$150	$1	$—

Net realized gain (loss) on investments	—	—	2,052	19,770	2	4

Net change in unrealized appreciation (depreciation) on investments	—	—	8,230	(32,756)	4	(11)

Net Increase (Decrease) in net assets resulting from operations	104	—	10,114	(12,836)	7	(7)

From Unit Transactions:

Contributions	180	—	865	1,150	—	—

Withdrawals	—	—	—	—	—	—

Net Transfers	17,000	—	(4,076)	(2,594)	(58)	1

Contract fees (Note 4)	—	—	(2)	(4)	—	—

Net Increase (Decrease) from unit transactions	17,180	—	(3,213)	(1,448)	(58)	1

NET INCREASE (DECREASE) IN NET ASSETS	17,284	—	6,901	(14,284)	(51)	(6)

NET ASSETS:

Beginning of Year	$—	$—	$46,703	$60,987	$59	$65

End of Year	$17,284	$—	$53,604	$46,703	$8	$59

Changes in Units:

Units outstanding, beginning of year	—	—	729	751	4	4

Units issued	1,722	—	12	17	—	—

Units redeemed	(12)	—	(54)	(39)	(3)	—

Net increase (decrease)	1,710	—	(42)	(22)	(3)	—

Units outstanding, end of year	1,710	—	687	729	1	4

‡	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years or Periods Ended December 31, 2023

	PIMCO		T. Rowe Price
	VIT Real Return Portfolio		Blue Chip Growth Portfolio
	2023	2022	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

From Operations:

Net investment income (loss)	$64	$222	$(805)	$(795)

Net realized gain (loss) on investments	(18)	(4)	322	—

Net change in unrealized appreciation (depreciation) on investments	40	(728)	31,196	(55,275)

Net Increase (Decrease) in net assets resulting from operations	86	(510)	30,713	(47,739)

From Unit Transactions:

Contributions	494	763	1,767	2,883

Withdrawals	—	—	—	(37,965)

Net Transfers	(793)	(1,040)	29,531	(1,611)

Contract fees (Note 4)	—	—	(6)	(34)

Net Increase (Decrease) from unit transactions	(299)	(277)	31,292	(36,727)

NET INCREASE (DECREASE) IN NET ASSETS	(213)	(787)	62,005	(84,466)

NET ASSETS:

Beginning of Year	$3,230	$4,017	$57,633	$142,099

End of Year	$3,017	$3,230	$119,638	$57,633

Changes in Units:

Units outstanding, beginning of year	229	248	1,561	2,344

Units issued	35	51	696	66

Units redeemed	(56)	(70)	(66)	(849)

Net increase (decrease)	(21)	(19)	630	(783)

Units outstanding, end of year	208	229	2,191	1,561

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1. Organization

Mutual of America Separate Account No. 3 (“Separate Account No. 3”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. It is registered as such under the Investment Company Act of 1940. As of December 31, 2023, Separate Account No. 3 consists of 30 distinct Subaccounts. Each invests in shares of funds managed by independent investment advisors; the VIP Equity-Income Portfolio, VIP Asset Manager Portfolio, VIP Contrafund Portfolio, VIP Mid Cap Portfolio, VIP Extended Market Index Portfolio, VIP Index 500 Portfolio, and VIP Value Strategies Portfolio of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the VIF Balanced Portfolio, VIF Conservative Allocation Portfolio, VIF Diversified Value Portfolio, VIF International Portfolio, VIF Mid-Cap Index Portfolio, VIF Real Estate Index Portfolio, VIF Short Term Investment Grade Portfolio, VIF Small Company Growth Portfolio, VIF Total Bond Market Index Portfolio, and VIF Total International Stock Market Index Portfolio of Vanguard Variable Insurance Funds (“Vanguard”); The New World Fund, Managed Risk Growth-Income Fund, and The Bond Fund of America of American Funds Insurance Series (“American Funds”); American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (Reorganized, effective April 26, 2024 into the LVIP American Century Capital Appreciation Fund, of the Lincoln Variable Insurance Products Trust); the VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the U.S. Targeted Value of the DFA Variable Annuity (“DFA VA”); the DWS Capital Growth VIP of Deutsche DWS Variable Series I (“DWS”); the VIT Government Money Market Fund of Goldman Sachs Variable Insurance Trust (“Goldman Sachs”); the V.I. Main Street Fund of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“Invesco”); the MFS VIT III Mid Cap Value Portfolio of the MFS Variable Investment Trust III (“MFS”); the VIT Real Return Portfolio of the PIMCO Variable Insurance Trust (“PIMCO”); and the Blue Chip Growth Portfolio of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), (collectively, the “Subaccounts.”).

Each of the Subaccounts of Separate Account No. 3 owns shares in a similarly named fund of MoA Funds, portfolio of Fidelity, portfolio of Vanguard, fund of American Century, fund of American Funds, series of Calvert, series of DFA, series of DWS, fund of Goldman Sachs, fund of Invesco, portfolio of MFS, portfolio of PIMCO, and portfolio of T. Rowe Price. The investment results of each of the Subaccounts are based on the performance of those corresponding funds or portfolios.

As of November 3, 2023 (date of substitution), the Mutual of America Variable Insurance Portfolios (“Mutual of America VIP”) were liquidated and exchanged for external investments.

Mutual of America VIP Investment	Substituted External Investment (“Replacement funds”)
Aggressive Allocation Portfolio	American Funds The Managed Risk Growth-Income Fund
Bond Portfolio	American Funds The Bond Fund of America
Conservative Allocation Portfolio	Vanguard VIF Conservative Allocation Portfolio
International Portfolio	Vanguard VIF Total International Stock Market Index Portfolio
Mid Cap Value Portfolio	Fidelity VIP Value Strategies Portfolio
Mid Cap Equity Index Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Mid-Term Bond Portfolio	Vanguard VIF Short Term Investment Grade Portfolio

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

1. Organization (Continued)

Mutual of America VIP Investment	Substituted External Investment (“Replacement funds”)
Moderate Allocation Portfolio	Vanguard VIF Balanced Portfolio
Money Market Portfolio	Goldman Sachs VIT Government Money Market Fund
Small Cap Equity Index Portfolio	Fidelity VIP Extended Market Index Portfolio
Small Cap Growth Portfolio	Vanguard VIF Small Company Growth Portfolio
Small Cap Value Portfolio	DFA VA US Targeted Value Portfolio
All America Portfolio	Fidelity VIP Index 500
Equity Index Portfolio	Fidelity VIP Index 500

Activity for the following Mutual of America VIP subaccounts was incurred for the period January 1, 2023, to November 3, 2023: Aggressive Allocation, All America, Bond, Conservative Allocation, Equity Index, International, Mid-Cap Value, Mid Cap Equity Index, Mid-Term Bond, Moderate Allocation, Money Market, Small Cap Equity Index, Small Cap Growth, and Small Cap Value Portfolios. The replacement funds commenced operations on November 3, 2023. These financial statements include financial information for the following years or periods.

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the

Mutual of America Variable Insurance Portfolios:

Aggressive Allocation Portfolio	N/A	For the period January 1, 2023 to November 3, 2023	For the Year Ended December 31, 2022 and the Period January 1, 2023 to November 3, 2023	For the period January 24, 2020 to December 31, 2020, the two years ended December 31, 2022 and the period January 1, 2023 to November 3, 2023
All America Portfolio	N/A
Bond Portfolio	N/A
Conservative Allocation Portfolio	N/A
Equity Index Portfolio	N/A
International Portfolio	N/A
Mid Cap Value Portfolio	N/A
Mid Cap Equity Index Portfolio	N/A
Mid-Term Bond Portfolio	N/A
Moderate Allocation Portfolio	N/A
Money Market Portfolio	N/A
Small Cap Equity Index Portfolio	N/A
Small Cap Growth Portfolio	N/A
Small Cap Value Portfolio	N/A

Fidelity Portfolios:

VIP Equity-Income	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIP Asset Manager	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIP Contrafund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIP Mid-Cap	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

1. Organization (Continued)

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the

VIP Extended Market Index	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIP Index 500	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIP Value Strategies	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

Vanguard Portfolios:

VIF Balanced	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIF Conservative Allocation	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIF Diversified Value	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIF International	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIF Mid-Cap Index	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIF Real Estate Index	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIF Short Term Investment Grade	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIF Small Company Growth	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

VIF Total Bond Market Index	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

VIF Total International Stock Market Index	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

American Funds:

New World Fund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

Managed Risk Growth-Income Fund	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

1. Organization (Continued)

Subaccount	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the year ended	For each of the / for the	For each of the / for the

The Bond Fund of America	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

American Century VP Capital Appreciation Fund(1)	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

Calvert VP SRI Balanced Portfolio	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

DFA US Targeted Value	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

DWS Capital Growth VIP	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

Goldman Sachs VIT Government Money Market Fund	December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023	For the period November 3, 2023 to December 31, 2023

Invesco V.I. Main Street Fund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

MFS VIT III Mid Cap Value Portfolio	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

PIMCO VIT Real Return Portfolio	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

T. Rowe Price Blue Chip Growth Portfolio	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

(1)

The underlying fund of the subaccount, the VP Capital Appreciation Fund combined into the LVIP American Century Capital Appreciation Fund, of the Lincoln Variable Insurance Products Trust, advised by Lincoln Financial Investments Corporation. The subaccount has been renamed the LVIP American Century Capital Appreciation Fund effective, April 29, 2024

Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

2. Significant Accounting Policies

The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2. Significant Accounting Policies (Continued)

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:

Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including Separate Account No. 3’s own assumptions in determining the fair value of investments).

As of December 31, 2023, management determined that the fair value inputs for all of Separate Account No. 3 investments, which consist solely of investments in mutual funds registered with the SEC and are valued at their closing net asset value as determined by the respective mutual fund, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value Separate Account No. 3’s investments as of December 31, 2023:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
Investment at Fair Value:
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$393,968	—	—	$393,968
VIP Asset Manager — “Initial” Class	$86,643	—	—	$86,643
VIP Contrafund — “Initial” Class	$1,171,031	—	—	$1,171,031
VIP Mid-Cap — “Initial” Class	$52,834	—	—	$52,834
VIP Extended Market Index — “Initial” Class	$7,629	—	—	$7,629
VIP Index 500 — “Initial” Class	$2,045,544	—	—	$2,045,544
VIP Value Strategies — “Initial” Class	$6,932	—	—	$6,932
Vanguard Portfolios:
VIF Balanced	$229,502	—	—	$229,502
VIF Conservative Allocation	$5,215	—	—	$5,215
VIF Diversified Value	$105,382	—	—	$105,382
VIF International	$402,208	—	—	$402,208
VIF Mid-Cap Index	$250,632	—	—	$250,632
VIF Real Estate Index	$7,863	—	—	$7,863
VIF Short Term Investment Grade	$12,743	—	—	$12,743

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2. Significant Accounting Policies (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
VIF Small Company Growth	$669,465	—	—	$669,465
VIF Total Bond Market Index	$23,870	—	—	$23,870
VIF Total International Stock Market Index	$800	—	—	$800
American Funds:
New World Fund — Class “1”	$576	—	—	$576
Managed Risk Growth-Income Fund	$87,353	—	—	$87,353
The Bond Fund of America	$65,828	—	—	$65,828
American Century VP Capital Appreciation Fund — Class “Y”	$348,459	—	—	$348,459
Calvert VP SRI Balanced Portfolio — Class “I”	$112,968	—	—	$112,968
DFA VA US Targeted Value	$423,643	—	—	$423,643
DWS Capital Growth VIP — Class “A”	$1,523,134	—	—	$1,523,134
Goldman Sachs VIT Government Money Market Fund — “Institutional” Class	$17,275	—	—	$17,275
Invesco V.I. Main Street Fund — Series “I” Shares	$55,325	—	—	$55,325
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	$67	—	—	$67
PIMCO VIT Real Return Portfolio — “Institutional” Class	$3,119	—	—	$3,119
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth Portfolio” Class	$122,564	—	—	$122,564

Investment Valuation — Investments are made in shares of Fidelity, Vanguard, American Century, American Funds, Calvert, DWS, Goldman Sachs, Invesco, MFS, PIMCO and T. Rowe Price (“Underlying Funds”), and are fair valued based on the reported closing net asset values of the respective funds or portfolios, which in turn value their investments at fair value.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on their respective unit values.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2. Significant Accounting Policies (Continued)

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of policy holders upon termination or withdrawal.

3. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2023 were as follows:

Fund	Number of Shares	Net Asset Value per Share
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	15,854	$24.85
VIP Asset Manager — “Initial” Class	5,540	$15.64
VIP Contrafund — “Initial” Class	24,080	$48.63
VIP Mid-Cap — “Initial” Class	1,450	$36.44
VIP Extended Market Index — “Initial” Class	590	$12.94
VIP Index 500 — “Initial” Class	4,430	$461.79
VIP Value Strategies — “Initial” Class	419	$16.55
Vanguard Portfolios:
VIF Balanced	9,854	$23.29
VIF Conservative Allocation	213	$24.44
VIF Diversified Value	6,742	$15.63
VIF International	16,370	$24.57
VIF Mid-Cap Index	10,474	$23.93
VIF Real Estate Index	660	$11.92
VIF Short Term Investment Grade	1,236	$10.31
VIF Small Company Growth	38,016	$17.61
VIF Total Bond Market Index	2,245	$10.63
VIF Total International Stock Market Index	38	$21.09
American Funds:
New World Fund — Class “1”	23	$25.48
Managed Risk Growth-Income Fund	6,971	$12.53
The Bond Fund	6,900	$9.54
American Century VP Capital Appreciation Fund — Class “Y”	23,867	$14.60
Calvert VP SRI Balanced Portfolio — Class “I”	47,666	$2.37
DFA VA US Targeted Value	18,745	$22.60

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3. Investments (Continued)

Fund	Number of Shares	Net Asset Value per Share
DWS Capital Growth VIP — Class “A”	40,252	$37.84
Goldman Sachs VIT Government Money Market Fund — “Institutional” Class	17,275	$1.00
Invesco V.I. Main Street Fund — Series “I” Shares	3,036	$18.22
MFS VIT III Mid Cap Value Portfolio — “Initial” Class	7	$9.83
PIMCO VIT Real Return Portfolio — “Institutional” Class	270	$11.57
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth Portfolio” Class	2,653	$46.19

The cost of investment purchases and proceeds from sales of investments for the period ending November 3, 2023 for the Mutual of America VIP Portfolios were as follows:

	Aggressive Allocation Portfolio	All America Portfolio	Bond Portfolio	Conservative Allocation Portfolio	Equity Index Portfolio
Cost of investment purchases:	$10,920	$27,965	$3,384	$189	$55,995

Proceeds from sales of investments:	$92,432	$848,659	$65,902	$5,175	$1,287,460

	International Portfolio	Mid Cap Value Portfolio	Mid Cap Equity Index Portfolio	Mid-Term Bond Portfolio	Moderate Allocation Portfolio
Cost of investment purchases:	$58	$673	$22,037	$1,118	$18,470

Proceeds from sales of investments:	$738	$6,856	$259,032	$14,877	$239,275

	Money Market Portfolio	Small Cap Equity Index Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio
Cost of investment purchases:	$580	$3,235	$9,370	$18,533

Proceeds from sales of investments:	$18,647	$20,457	$664,774	$407,484

The cost of investment purchases and proceeds from sales of investments for the year or period ended December 31, 2023 were as follows:

	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity- Income Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Extended Market Index
Cost of investment purchases:	$4,788	$48,160	$23,151	$2,382	$9,293

Proceeds from sales of investments:	$4,624	$85,775	$23,872	$3,642	$2,678

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3. Investments (Continued)

	Fidelity VIP Index 500	Fidelity VIP Value Strategies	Vanguard VIF Balanced	Vanguard VIF Conservative Allocation	Vanguard VIF Diversified Value Portfolio
Cost of investment purchases:	$1,911,652	$6,699	$218,331	$4,920	$7,490

Proceeds from sales of investments:	$25,636	$221	$5,304	$72	$2,009

	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short Term Investment Grade	Vanguard VIF Small Company Growth
Cost of investment purchases:	$22,844	$226,561	$1,144	$12,642	$583,448

Proceeds from sales of investments:	$31,340	$2,567	$968	$282	$9,752

	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total International Stock Market Index Portfolio	American Funds New World Fund	American Funds Managed Risk Growth- Income Fund	American Funds The Bond Fund
Cost of investment purchases:	$1,107	$752	$9	$88,832	$64,588

Proceeds from sales of investments:	$394	$21	$21	$8,912	$475

	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Portfolio	DFA VA US Targeted Value	DWS Capital Growth VIP	Goldman Sachs VIT Government Money Market Fund
Cost of investment purchases:	$2,753	$4,268	$405,037	$63,141	$17,397

Proceeds from sales of investments:	$42,701	$5,272	$3,192	$97,877	$122

	Invesco V.I. Main Street Fund	MFS VIT III Mid Cap Value Portfolio	PIMCO VIT Real Return Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Cost of investment purchases:	$4,623	$3	$98	$34,578

Proceeds from sales of investments:	$3,509	$–	$280	$2,118

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4. Expenses

The following charges are made by the Company from the value of net assets of the Subaccounts:

Administrative Charges — In connection with its administrative functions, the Company deducted daily charges at an annual rate of .55% from the value of the net assets of each Subaccount subject to reduction as noted below for all plans with assets in the MFS VIT III Mid Cap Value Portfolio, PIMCO VIT Real Return Portfolio, Fidelity VIP Portfolios and T. Rowe Price Blue Chip Growth Portfolio.

Mortality Risk Fee — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; as such it deducted daily a mortality risk charge at an annual rate of .50% from the value of the net assets of each Subaccount.

Expense Risk Fee —An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are included in “Net Transfers” in the Statements of Changes in Net Assets.

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets. For the period April 1, 2023 through December 31, 2023, the Sponsor waived its right to these monthly charges. The amounts waived are as follows:

SubAccount	Waived Amount
American Century Investments VP Capital Appreciation Fund	$701
American Funds Insurance Series New World Fund	$4
Calvert VP SRI Balanced Portfolio	$396
DWS Capital Growth VIP	$2,367
Fidelity VIP Asset Manager Portfolio	$273
Fidelity VIP Contrafund Portfolio	$1,731
Fidelity VIP Equity Income Portfolio	$695
Fidelity VIP Mid-Cap Portfolio	$74
Invesco V.I. Main Street Fund	$45
MFS VIT III Mid Cap Value Portfolio	$0
Vanguard VIF Conservative Allocation	$4
Vanguard VIF Balanced	$118
American Funds IS® Mgd Risk Gr-Inc P1	$25
Fidelity® VIP Index 500 Initial	$795
Fidelity® VIP Value Strategies Initial	$5
Vanguard VIF Mid-Cap Index	$78
Fidelity® VIP Extended Mkt Indx Initial	$4
DFA VA US Targeted Value	$193
Vanguard VIF Small Co Gr	$362

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4. Expenses (Continued)

SubAccount	Waived Amount
Vanguard VIF Total Intl Stk Mkt Idx	$1
American Funds IS® The Bond Fd of America	$34
Vanguard VIF Short Term Invmt Grade	$15
Goldman Sachs VIT Government MMkt Instl	$8
Mutual of America VIP Aggressive Allocation Portfolio	$111
Mutual of America VIP Moderate Allocation Portfolio	$542
Mutual of America VIP Conservative Allocation Portfolio	$15
Mutual of America VIP International Portfolio	$4
Mutual of America VIP Small Cap Equity Index Portfolio	$33
Mutual of America VIP Mid Cap Value Portfolio	$21
Mutual of America VIP Small Cap Value Portfolio	$820
Mutual of America VIP Small Cap Growth Portfolio	$1,523
Mutual of America VIP All America Portfolio	$1,374
Mutual of America VIP Equity Index Portfolio	$2,000
Mutual of America VIP Mid-Cap Equity Index Portfolio	$344
Mutual of America VIP Bond Portfolio	$142
Mutual of America VIP Mid-Term Bond Portfolio	$68
Mutual of America VIP Money Market Portfolio	$30
PIMCO VIT Real Return Portfolio	$7
T. Rowe Price Blue Chip Growth Portfolio	$119
Vanguard VIF Diversified Value Portfolio	$117
Vanguard VIF International Portfolio	$557
Vanguard VIF Real Estate Index Portfolio	$16
Vanguard VIF Total Bond Market Index Portfolio	$7

Annual Separate Account expenses are summarized, as follows:

	Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	.15%
Mortality Risk Fee	.50%
Administrative Charges	.55	%(a)

Total Separate Account Annual Expenses	1.20%

(a)

Adviser Reimbursements. All policyowners with assets invested in the Fidelity portfolios, PIMCO Variable Insurance Trust Real Return Institutional Portfolio and T. Rowe Price Blue Chip Growth Portfolio qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those funds. The principal underwriter for the MFS VIT III Mid Cap Value Portfolio reimbursed the Company at an annual rate of .25% for certain services the Company provided; the investment adviser and distributor for the PIMCO Variable Trust Real Return Institutional Portfolio reimbursed the Company at an annual rate of .10% for certain services the Company provided; the transfer agent and distributor for the seven Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided; and the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimbursed the Company at an annual rate of .15% for administrative expenses the Company provided, or at an annual rate of .25% if the aggregate dollar value of the shares that fund held in Mutual of America separate accounts exceeded $250,000,000 at all times during a month, which was the case during the full period.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights

Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No.3 as follows:

Subaccount	Year End		Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.33%	(e)(2)	8.26%	(e)(2)
	2022		108,129	$10.418	$1,126,495	1.20%		1.27%		-19.06%
	2021		115,223	$12.871	$1,483,064	1.20%		—		27.01%
	2020	(1)	121,455	$10.134	$1,230,785	1.20%	(d)	—		14.72%	(e)

Mutual of America Variable Insurance Portfolios All America Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.06%	(e)(2)	2.67%	(e)(2)
	2022		30,015	$26.576	$797,697	1.20%		0.85%		-18.74%
	2021		31,132	$32.704	$1,018,141	1.20%		0.95%		25.62%
	2020	(1)	32,484	$26.033	$845,670	1.20%	(d)	—		13.80%	(e)

Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.18%	(e)(2)	-7.48%	(e)(2)
	2022		159,491	$2.675	$426,598	1.20%		0.79%		-10.94%
	2021		161,418	$3.003	$484,803	1.20%		0.65%		30.29%
	2020	(1)	175,136	$2.305	$403,723	1.20%	(d)	—		-3.12%	(e)

Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	2023		—	$—	$—	1.20%	(d)(2)	0.00%	(e)(2)	-3.94%	(e)(2)
	2022		224,465	$2.946	$661,275	1.20%		—		-29.13%
	2021		225,962	$4.157	$939,260	1.20%		0.08%		8.95%
	2020	(1)	239,861	$3.815	$915,147	1.20%	(d)	—		38.36%	(e)

Mutual of America Variable Insurance Portfolios Small Cap Equity Index Portfolio	2023		—	$—	$—	1.20%	(d)(2)	0.00%	(e)(2)	-6.22%	(e)(2)
	2022		1,604	$11.378	$18,248	1.20%		1.27%		-17.29%
	2021		1,627	$13.758	$22,386	1.20%		1.33%		25.06%
	2020	(1)	831	$11.001	$9,142	1.20%	(d)	0.71%	(d)	10.28%	(e)

Mutual of America Variable Insurance Portfolios Mid Cap Value Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.79%	(e)(2)	-6.79%	(e)(2)
	2022		2,391	$2.827	$6,761	1.20%		0.78%		-11.76%
	2021		2,319	$3.204	$7,431	1.20%		0.94%		32.31%
	2020	(1)	2,461	$2.422	$5,960	1.20%	(d)	—		2.04%	(e)

Mutual of America Variable Insurance Portfolios Mid Cap Equity Index Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.51%	(e)(2)	-2.99%	(e)(2)
	2022		40,200	$6.160	$247,655	1.20%		1.20%		-14.22%
	2021		46,598	$7.182	$334,662	1.20%		1.09%		23.07%
	2020	(1)	45,398	$5.836	$264,928	1.20%	(d)	—		11.70%	(e)

Mutual of America Variable Insurance Portfolios International Portfolio	2023		—	$—	$—	1.20%	(d)(2)	3.88%	(e)(2)	5.18%	(e)(2)
	2022		596	$1.102	$657	1.20%		2.57%		-11.65%
	2021		524	$1.247	$654	1.20%		1.60%		9.21%
	2020	(1)	484	$1.142	$553	1.20%	(d)	—		7.26%	(e)

Mutual of America Variable Insurance Portfolios Money Market Portfolio	2023		—	$—	$—	1.20%	(d)(2)	0.03%	(e)(2)	3.04%	(e)(2)
	2022		7,231	$2.310	$16,702	1.20%		0.90%		0.14%
	2021		7,349	$2.306	$16,952	1.20%		—		-1.35%
	2020	(1)	7,568	$2.338	$17,695	1.20%	(d)	0.28%	(d)	-0.84%	(e)

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Subaccount	Year End		Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)

Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.16%	(e)(2)	-0.61%	(e)(2)
	2022		5,893	$2.311	$13,616	1.20%		0.77%		-8.69%
	2021		6,385	$2.531	$16,158	1.20%		1.04%		-2.91%
	2020	(1)	6,454	$2.607	$16,823	1.20%	(d)	—		3.21%	(e)

Mutual of America Variable Insurance Portfolios Bond Portfolio	2023		—	$—	$—	1.20%	(d)(2)	2.02%	(e)(2)	-3.79%	(e)(2)
	2022		10,952	$5.913	$64,758	1.20%		1.54%		-13.35%
	2021		10,999	$6.824	$75,058	1.20%		1.55%		-3.68%
	2020	(1)	10,912	$7.085	$77,308	1.20%	(d)	—		3.78%	(e)

Mutual of America Variable Insurance Portfolios Conservative Allocation Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.49%	(e)(2)	1.03%	(e)(2)
	2022		2,407	$2.077	$4,999	1.20%		1.75%		-13.36%
	2021		2,419	$2.398	$5,799	1.20%		—		6.99%
	2020	(1)	2,399	$2.241	5,376	1.20%	(d)	—		6.87%	(e)

Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.49%	(e)(2)	2.08%	(e)(2)
	2022		76,424	$2.917	$222,923	1.20%		1.48%		-14.90%
	2021		76,481	$3.428	$262,150	1.20%		—		13.33%
	2020	(1)	78,585	$3.024	$237,675	1.20%	(d)	—		8.87%	(e)

Mutual of America Variable Insurance Portfolios Aggressive Allocation Portfolio	2023		—	$—	$—	1.20%	(d)(2)	1.53%	(e)(2)	1.87%	(e)(2)
	2022		23,354	$3.621	$84,556	1.20%		1.24%		-16.37%
	2021		22,749	$4.329	$98,483	1.20%		—		17.03%
	2020	(1)	23,754	$3.699	$87,873	1.20%	(d)	—		11.26%	(e)

Fidelity VIP Equity-Income Portfolio	2023		3,126	$121.720	$380,510	1.10%	(f)	1.97%		9.27%
	2022		3,299	$111.396	$367,461	1.10%	(f)	1.87%		-5.99%
	2021		3,667	$118.500	$434,525	1.10%	(f)	1.94%		23.53%
	2020		3,961	$95.931	$379,963	1.10%	(f)	1.87%		5.53%
	2019		4,453	$90.906	$404,821	1.10%	(f)	2.07%		26.05%

Fidelity VIP Asset Manager Portfolio	2023		1,325	$63.498	$84,110	1.10%	(f)	2.43%		11.39%
	2022		1,370	$57.007	$78,111	1.10%	(f)	2.07%		-15.86%
	2021		1,437	$67.756	$97,367	1.10%	(f)	1.62%		8.72%
	2020		1,495	$62.323	$93,146	1.10%	(f)	1.50%		13.61%
	2019		1,644	$54.855	$90,193	1.10%	(f)	1.67%		16.96%

Fidelity VIP Contrafund Portfolio	2023		6,464	$175.984	$1,137,573	1.10%	(f)	0.50%		31.97%
	2022		6,971	$133.348	$929,598	1.10%	(f)	0.50%		-27.12%
	2021		7,297	$182.961	$1,335,011	1.10%	(f)	0.07%		26.44%
	2020		8,290	$144.706	$1,199,631	1.10%	(f)	0.25%		29.14%
	2019		8,875	$112.055	$994,484	1.10%	(f)	0.45%		30.14%

Fidelity VIP Mid Cap Portfolio	2023		404	$126.505	$51,044	1.10%	(f)	0.62%		13.82%
	2022		432	$111.144	$47,978	1.10%	(f)	0.50%		-15.67%
	2021		491	$131.802	$64,663	1.10%	(f)	0.51%		24.23%
	2020		842	$106.097	$89,367	1.10%	(f)	0.66%		16.90%
	2019		890	$90.762	$80,769	1.10%	(f)	0.88%		22.10%

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)

Fidelity VIP Index 500 (Initial Class)	2023	180,864	$11.132	$2,013,414	1.10%	(d)(f)(3)	1.13%	(e)(3)	9.54%	(e)(3)

Fidelity VIP Extended Market Index Portfolio (Initial Class)	2023	653	$11.315	$7,385	1.10%	(d)(f)(3)	2.01%	(e)(3)	14.76%	(e)(3)

Fidelity VIP Value Strategies Portfolio (Initial Class)	2023	620	$11.168	$6,926	1.10%	(d)(f)(3)	1.11%	(e)(3)	11.95%	(e)(3)

Vanguard VIF Diversified Value Portfolio	2023	2,102	$48.613	$102,211	1.20%		1.42%		18.70%
	2022	2,127	$40.955	$87,119	1.20%		1.14%		-12.54%
	2021	2,126	$46.828	$99,552	1.20%		1.09%		28.91%
	2020	2,111	$36.327	$76,701	1.20%		2.67%		10.45%
	2019	2,086	$32.891	$68,604	1.20%		1.82%		24.20%

Vanguard VIF International Portfolio	2023	8,228	$47.355	$389,648	1.20%		1.58%		13.29%
	2022	8,887	$41.801	$371,470	1.20%		1.35%		-30.95%
	2021	9,274	$60.538	$561,431	1.20%		0.28%		-2.72%
	2020	9,733	$62.229	$605,694	1.20%		1.20%		55.70%
	2019	9,718	$39.967	$388,381	1.20%		1.42%		29.65%

Vanguard VIF Real Estate Index Portfolio	2023	361	$21.171	$7,655	1.20%		2.59%		10.37%
	2022	379	$19.182	$7,275	1.20%		1.87%		-27.17%
	2021	341	$26.339	$8,974	1.20%		2.25%		38.53%
	2020	375	$19.013	$7,113	1.20%		2.53%		-5.99%
	2019	341	$20.224	$6,889	1.20%		2.67%		27.27%

Vanguard VIF Total Bond Market Index Portfolio	2023	2,315	$10.012	$23,177	1.20%		2.51%		4.32%
	2022	2,306	$9.597	$22,131	1.20%		2.04%		-14.25%
	2021	2,233	$11.192	$24,991	1.20%		2.08%		-2.89%
	2020	2,168	$11.525	$24,981	1.20%		2.43%		6.30%
	2019	2,103	$10.842	$22,797	1.20%		—		7.38%

Vanguard VIF –Balanced Portfolio	2023	21,023	$10.927	$229,716	1.20%	(d)(3)	—	(e)(3)	7.47%	(e)(3)

Vanguard VIF – Conservative Allocation Portfolio	2023	479	$10.815	$5,184	1.20%	(d)(3)	—	(e)(3)	7.33%	(e)(3)

Vanguard VIF –Mid-Cap Index Portfolio	2023	21,413	$11.191	$239,625	1.20%	(d)(3)	—	(e)(3)	12.30%	(e)(3)

Vanguard VIF – Total International Stock Market Index Portfolio	2023	71	$10.963	$776	1.20%	(d)(3)	—	(e)(3)	9.07%	(e)(3)

Vanguard VIF – Small Company Growth Portfolio	2023	59,254	$11.212	$664,337	1.20%	(d)(3)	—	(e)(3)	16.33%	(e)(3)

Vanguard VIF – Short-Term Investment-Grade Portfolio	2023	1,226	$10.361	$12,704	1.20%	(d)(3)	—	(e)(3)	2.80%	(e)(3)

American Century VP Capital Appreciation Fund	2023	4,253	$80.702	$343,164	1.20%		—		19.70%
	2022	4,802	$67.423	$323,735	1.20%		—		-28.78%
	2021	5,062	$94.664	$479,144	1.20%		—		10.24%
	2020	5,459	$85.869	$468,799	1.20%		0.10%		41.29%
	2019	5,597	$60.776	$340,157	1.20%		—		34.40%

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Subaccount	Year End	Units Outstanding	Unit Values		Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)

American Funds New World Fund	2023	13	$36.314		$487	1.20%		1.76%		14.84%
	2022	16	$31.623		$506	1.20%		1.67%		-22.79%
	2021	16	$40.956		$653	1.20%		0.77%		3.91%
	2020	33	$39.417		$1,288	1.20%		0.31%		22.41%
	2019	21	$32.200		$689	1.20%		1.14%		29.12%

American Funds Insurance Series – The Bond Fund of America (Class 1)	2023	6,185	$10.642		$65,818	1.20%	(d)(3)	3.05%	(e)(3)	5.74%	(e)(3)

American Funds Insurance Series – Managed Risk Growth-Income Fund (Class P1)	2023	7,972	$11.000		$87,689	1.20%	(d)(3)	0.23%	(e)(3)	8.96%	(e)(3)

Calvert VP SRI Balanced Portfolio	2023	12,930	$8.505		$109,967	1.20%		1.64%		15.43%
	2022	13,309	$7.368		$98,062	1.20%		1.22%		-16.42%
	2021	13,393	$8.815		$118,060	1.20%		1.21%		13.74%
	2020	13,748	$7.750		$106,548	1.20%		1.54%		13.88%
	2019	14,220	$6.805		$96,774	1.20%		1.57%		22.92%

DFA U.S. Targeted Value Portfolio	2023	36,597	$11.497		$420,767	1.20%	(d)(3)	1.51%	(e)(3)	14.57%	(e)(3)

DWS Capital Growth VIP	2023	8,038	$184.929		$1,486,607	1.20%		0.09%		36.93%
	2022	8,604	$135.057		$1,162,101	1.20%		0.09%		-31.56%
	2021	8,946	$197.341		$1,765,479	1.20%		0.20%		21.31%
	2020	9,284	$162.671		$1,510,172	1.20%		0.46%		37.38%
	2019	9,738	$118.406		$1,152,996	1.20%		0.42%		35.50%

Goldman Sachs VIT Government Money Market Fund (Institutional)	2023	1,710	$10.107		$17,284	1.20%	(d)(3)	0.80%	(e)(3)	0.62%	(e)(3)

Invesco V.I. Main Street Fund	2023	687	$78.006		$53,605	1.20%		1.49%		21.75%
	2022	729	$64.070		$46,703	1.20%		1.49%		-21.08%
	2021	751	$81.187		$60,987	1.20%		0.78%		26.05%
	2020	591	$64.410		$38,066	1.20%		1.52%		12.58%
	2019	604	$57.211		$34,527	1.20%		1.05%		30.51%

MFS VIT III Mid Cap Value Portfolio	2023	0	$15.371		$8	0.95%	(h)	2.99%		11.71%
	2022	4	$13.759		$59	0.95%	(h)	1.67%		-9.65%
	2021	4	$15.228		$65	0.95%	(h)	—		29.75%
	2020	—	$11.736	(g)	$—	0.95%	(h)	—		2.89%
	2019	—	$11.407	(g)	$—	0.95%	(h)	—		29.88%

PIMCO VIT Real Return Portfolio	2023	208	$14.525		$3,017	1.10%	(i)	3.20%		2.79%
	2022	229	$14.132		$3,230	1.10%	(i)	7.24%		-12.74%
	2021	248	$16.195		$4,017	1.10%	(i)	5.20%		4.61%
	2020	254	$15.481		$3,937	1.10%	(i)	1.61%		10.33%
	2019	245	$14.031		$3,436	1.10%	(i)	1.85%		7.42%

T. Rowe Price Blue Chip Growth Portfolio	2023	2,191	$54.609		$119,638	0.95%	(j)	—		47.88%
	2022	1,561	$36.928		$57,633	0.95%	(j)	—		-39.08%
	2021	2,344	$60.619		$142,099	0.95%	(j)	—		16.51%
	2020	4,360	$52.029		$226,865	0.95%	(j)	—		33.01%
	2019	3,922	$39.117		$153,416	0.95%	(j)	—		28.66%

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Explanatory Notes

(a)

This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(b)

This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

(c)

The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d)	Annualized.

(e)	Not annualized.

(f)	Absent reimbursement by Fidelity, the expense ratio range would have been 1.20%.

(g)

The Subaccount does not have any Units issued as of the end of the year or period. The Unit Value is calculated based on the underlying fund or portfolio’s net asset value adjusted for a daily expense factor.

(h)	Absent reimbursement by MFS, the expense ratio range would have been 1.20%.

(i)	Absent reimbursement by PIMCO, the expense ratio range would have been 1.20%.

(j)	Absent reimbursement by T. Rowe Price, the expense ratio range would have been 1.20%.

(1)	For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.

(2)	For the period January 1, 2023 to November 3, 2023.

(3)	For the period November 3, 2023 (Initial Offering Date of Units) to December 31, 2023.

6. Calculation of Accumulation Unit Values

Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

6. Calculation of Accumulation Unit Values (Continued)

The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:

(a)

The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period,

divided	by

(b)

1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

7. Subsequent Events

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

Mutual of America Life Insurance Company

Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Together With Independent Auditors’ Report

∎	KPMG LLP 345 Park Avenue New York, NY 10154-0102

Independent Auditors’ Report

Board of Directors

Mutual of America Life Insurance Company:

Opinions

We have audited the financial statements of Mutual of America Life Insurance Company (the Company), which comprise the statutory statements of financial condition as of December 31, 2023 and 2022, and the related statutory statements of operations and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, 2022, and 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 12 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Notes 1 and 12 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, New York

April 30, 2024

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL CONDITION

AS OF DECEMBER 31, 2023 AND 2022

	2023	2022

ASSETS

Bond and notes	5,934,260,625	7,643,803,821

Common stocks	4,852,651	11,721,212

Preferred stocks	3,000,000	11,408,089

Investment in subsidiaries	305,215,072	267,220,983

Cash, cash equivalents and short-term investments	19,385,781	(18,880,120)

Guaranteed funds Transferrable	4,904,808	5,409,675

Privately managed investments	585,307,274	566,698,037

Real estate	–	12,328,491

Policy loans	80,734,096	75,628,404

Investment income accrued	42,529,088	65,614,619

Deferred federal income taxes	71,259,549	71,259,549

Total other assets	37,432,196	20,393,184

Total General Account Assets	7,088,881,140	8,732,605,944

Separate account assets	16,947,094,189	15,305,416,582

Total Assets	$24,035,975,329	$24,038,022,526

LIABILITIES AND SURPLUS

General Account liabilities

Insurance and annuity reserves	5,292,006,616	6,364,906,235

Other contract liabilities and reserves	12,151,076	12,100,437

Funds withheld	1,029,005,780	1,222,699,005

Other liabilities	93,984,826	269,268,077

Total General Account Liabilities	6,427,148,299	7,868,973,754

Separate account liabilities	16,947,094,189	15,305,416,582

Total liabilities before asset valuation reserve	23,374,242,488	23,174,390,336

Asset Valuation Reserve	138,935,895	143,878,481

Total Liabilities	$23,513,178,383	$23,318,268,817

Surplus

Assigned surplus	1,150,000	1,150,000

Unassigned Surplus	521,646,946	718,603,709

Total Surplus	522,796,946	719,753,709

Total Liabilities & Surplus	$24,035,975,329	$24,038,022,526

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, AND 2021

	2023	2022	2021

INCOME

Premium and annuity considerations, net	$1,053,087,528	$1,812,655,797	$2,364,601,425

Life and disability insurance premiums	9,359,858	7,784,596	8,856,139

Total considerations and premiums	1,062,447,386	1,820,440,393	2,373,457,564

Separate Account investment and administrative fees	90,079,454	89,195,926	101,342,682

Net investment income	224,449,314	263,535,218	394,170,267

Reserve adjustment on reinsurance ceded	1,793,824	2,646,136	3,255,750

Commission and Expense allowance on reinsurance ceded	105,161,191	–	–

Other, net	6,711,839	13,681,678	15,446,545

Total income	1,490,643,008	2,189,499,351	2,887,672,808

DEDUCTIONS

Change in insurance and annuity reserves	(1,068,058,254)	(279,889,723)	(31,963,214)

Annuity and surrender benefits	3,510,790,250	2,576,174,026	2,962,426,424

Death and disability benefits	5,358,575	4,081,265	6,250,821

Net Transfers to Separate Account	(1,017,950,556)	(365,045,385)	(412,657,886)

Operating expenses	296,538,949	357,427,116	323,961,413

Total deductions	1,726,678,964	2,292,747,299	2,848,017,558

Net loss before dividends	(236,035,956)	(103,247,948)	39,655,250

Dividends to contract holders and policyholders	(12,690)	(46,719)	(51,624)

Net loss from operations	(236,048,646)	(103,294,667)	39,603,626

Net realized capital gains (losses)	104,251	30,853,253	6,441,043

Net gain (loss)	(235,944,395)	(72,441,414)	46,044,669

SURPLUS TRANSACTIONS

Change in:

Asset valuation reserve	4,948,282	(35,322,030)	(180,612)

Unrealized (depreciation) appreciation	27,137,926	(2,746,433)	9,288,499

Net deferred income tax asset	–	(12,000,000)	(6,011,009)

Nonadmitted assets:

Negative IMR	(39,551,297)	(207,548)	–

Prepaid assets and other, net	(23,464,259)	(221,883)	(17,526,456)

Accounting related to:

Qualified pension plan	60,471,085	(4,912,000)	–

Nonqualified deferred compensation plan	1,563,769	10,388,000	–

Post retirement medical benefit plan	(9,795,882)	75,129,000	579,173

Deferred Ceding Commissions	17,678,008	–	–

Net change in surplus	(196,956,763)	(42,334,308)	32,194,264

SURPLUS

Beginning of year	719,753,709	762,088,017	729,893,753

End of year	522,796,946	719,753,709	762,088,017

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF

CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

	2023	2022	2021

Cash flows from operations:

Premium and other income collected	$1,875,899,492	$1,843,836,254	$2,414,028,395

Net investment income	263,844,025	263,573,329	436,992,596

Separate account investment and administrative fees	201,514,788	102,879,849	102,958,043

Benefit payments	(3,518,464,894)	(2,654,822,369)	(3,040,089,616)

Net transfers to separate accounts	1,017,950,557	365,045,385	413,676,100

Investment and operating expenses paid	(299,528,650)	(423,107,518)	(352,632,246)

Other, net	19,160,618	(14,863,890)	14,089,052

Dividends paid to policyholders	(11,144)	(51,115)	(52,773)

Net cash provided by (used in) operations	(439,635,208)	(517,510,075)	(11,030,449)

Cash flows from investments:

Proceeds from investment sold, matured, or repaid:

Bonds and notes	946,520,645	1,198,693,858	4,551,404,974

Common stock	8,080,108	41,303,125	14,656,669

Preferred Stock	8,507,052	–	–

Other invested assets	7,171,056	1,598,610	7,349,732

Other	5,295	17,800,964	(33,305,241)

Total	970,284,176	1,259,396,557	4,540,106,134

Cost of investments acquired:

Bonds and notes	(176,203,211)	(742,911,937)	(4,094,422,604)

Common stock	(20,950,973)	(270,596)	(10,659,132)

Preferred stock	–	(11,408,089)	–

Real estate	–	(622,900)	(42,649,427)

Privately managed investments	(18,977,045)	(298,933,396)	(273,549,727)

Other, including payable for securities purchased	(439,495)	(7,451,048)	11,173,199

Total	(216,570,724)	(1,061,597,966)	(4,410,107,691)

Net Change in Policy Loans	(274,565)	1,180,708	18,478,525

Net cash provided by (used in) investing	753,438,887	198,979,299	148,476,968

Cash flows from financing and other sources:

Net deposits (withdrawals) on deposit-type contracts	(1,927,461)	4,551,318	4,888,829

Other cash applied	(273,610,317)	77,750,639	34,649,545

Net cash provided by (used in) financing and other sources	(275,537,778)	82,301,957	39,538,374

Net change in cash, cash equivalent and short-term investments:	38,265,901	(236,228,819)	176,984,893

Cash, cash equivalent and short-term investments:

Beginning of year	(18,880,120)	217,348,699	40,363,806

End of year	$19,385,781	$(18,880,120)	$217,348,699

See accompanying notes to statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS

December 31, 2023, 2022 and 2021

1.	Summary of Significant Accounting Policies

Nature of Operations

Mutual of America Life Insurance Company (“Mutual of America” or “the Company”) provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field and for-profit organizations in the small to medium-size company market. The Company is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying statutory financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”). Such practices differ from U.S. Generally Accepted Accounting Principles (“GAAP”). The significant variances between such practices and GAAP, although not reasonably determinable, are presumed to be material and are described in Note 10.

The National Association of Insurance Commissioners (“NAIC”) has codified Statutory Accounting Principles (“Codification”). The New York Department issued Regulation No. 172 (“Regulation No. 172”), which adopted Codification as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by Regulation No. 172, as amended through December 31, 2023, are reflected in the accompanying statutory financial statements.

As part of the New York Department’s recent examination, the New York Department conducted an examination of the asset adequacy analysis in accordance with 11 NYCRR 95 (Insurance Regulation 126). For the year-ended December 31, 2023, the New York Department of Financial Services (“NYDFS”) required the Company to record $201.0 million of Asset Adequacy Reserves under New York Regulation 126. This amount is reflected in the year-end 2023 financials as a $201.0 million reserve charge in the Change in insurance and annuity reserves on the Statement of Operations and Surplus and as an Insurance and Annuity Reserve on the Statement of Financial Condition. The Asset Adequacy Reserves for 2023 is part of a five-year phase-in requirement that will be reevaluated on an annual basis, as part of ongoing communications with the NYDFS, which will require additional reserves, however, the amount will depend on the circumstances.

The preparation of the Company’s statutory financial statements requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, surplus, income and deductions at the date of the statutory financial statements. Actual results may differ from these estimates. The most significant estimates include those used in the recognition of other-than-temporary impairments, the valuation of insurance and annuity reserves, the valuation of pension and employee benefit plan liabilities and the valuation of deferred tax assets.

Asset Valuations

Cash, Cash Equivalents and Short-Term Investments – Cash equivalents are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of ninety days or less. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Cash equivalents and short-term investment transactions are recorded on a trade date basis.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

1.	Summary of Significant Accounting Policies (continued)

Bonds and Notes – Investment valuations are prescribed by the NAIC. Bonds in good standing, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost except those with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Bond and note transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. As of December 31, 2023, there were 6 securities with a fair value of $31.7 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. The Company recorded an unrealized gain of $3.2 million to adjust the carrying value of these securities during 2023. These securities are required to be reported at the lower of amortized cost or fair value. As of December 31, 2022, there were 6 securities with a fair value of $29.2 million that were valued using this methodology. The company recorded an unrealized loss of $4.4 million to adjust the carrying value of these securities during 2022.

Payment speeds for mortgage-backed and structured securities are based on cash flows obtained from an independent analytic agency and are applied on a quarterly basis.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, the financial health and specific prospects of the issuer, the likelihood that the Company will be able to collect all of the amounts due according to the contractual terms of the debt security in effect at the time of the acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads, and the Company’s intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit related impairment is determined to be other-than-temporary, a direct write-down is recorded as a realized capital loss whereas interest-related other than temporary impairment losses are recorded in the Interest Maintenance Reserve (IMR) and a new cost basis for the bond is recorded. See Note 2 – Fair Value Measurements, for further discussion on valuation methods for assets and liabilities.

There were no impairments in 2023, 2022, and 2021. Additionally, the Company recognized $0.1 million of capital gains not subject to the Interest Maintenance Reserve (IMR) in 2023, $30.9 million of realized capital gains not subject to the Interest Maintenance Reserve during 2022 and $6.4 million of realized capital gains not subject to the Interest Maintenance Reserve during 2021. These gains are reflected in the amount of net realized capital (losses)/gains on the statement of operations.

Common Stocks and Preferred Stocks – Common stocks in good standing are stated at fair value. Unrealized gains and losses arising from the change in fair value of common stocks are recorded directly to unassigned surplus. Highest-quality, high-quality or medium quality perpetual preferred stocks (NAIC designations 1 to 3), which have characteristics of equity securities, shall be valued at cost. All other perpetual preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of cost or fair value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

1.	Summary of Significant Accounting Policies (continued)

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all stock issuers not in good standing, as well as stocks where the fair value is less than 80% of its cost for a continuous nine-month period. The Company writes down stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments. The Company’s impairment policy for stock for any position in an unrealized loss position for a continuous twelve-month period is deemed impaired and a new cost basis is established, with a corresponding recognition of a realized capital loss. As of December 31, 2023 and 2022, common stocks included $4.4 million and $11.6 million, respectively, invested in a Mutual of America sponsored series of mutual funds. During 2023 and 2022, there were no additional sales of seed money investments.

During 2021, the Company liquidated seed-money investments it had in the Mutual of America Investment Corporation International Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund and the Retirement 2065 Fund and recognized a gain of $5.4 million on these transactions.

Guaranteed Funds Transferable – Guaranteed funds transferable consist of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, transferrable through 2030.

Goodwill – The acquisition of TruSpire (noted in footnote 3) generated goodwill of approximately $18.2 million, which is being amortizing over a ten-year period and is included in Other Assets.

Privately Managed Investments – Privately managed investments consist of investments in privately managed funds sponsored by unaffiliated managers. The funds invest in international transportation infrastructure portfolios of commercial real estate mortgages and portfolios of private placement debt. The Company does not have a direct interest in the underlying assets, but only in the shares of these funds. These investments are carried at underlying audited U.S. GAAP Equity of the investee, on a quarter lag. The Company’s impairment policy for other invested assets is that for any losses that are considered to be other than temporary are recognized in net income when incurred and are reviewed by management monthly. As part of the review process for these securities, there is an impairment identification process utilizing a screening procedure that includes the review of financial information provided by the fund sponsor, including the review of the underlying investments.

Policy Loans – Policy loans are stated at the unpaid principal balance of the loan. During 2023, 2022, and 2021, the Company recognized $0.1 million of realized capital gains, $0.8 million of realized capital gains and $0.3 million of realized capital losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. There were no unrealized losses recorded in both 2023 and 2022.

Other – Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the statutory statements of financial condition.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

1.	Summary of Significant Accounting Policies (continued)

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $0.9 billion, net of $0.75 billion of reinsurance and $1.6 billion at December 31, 2023 and 2022, respectively. These reserves are based on mortality and interest rate assumptions (ranging from 1.50% to 6.50 % at both December 31, 2023 and 2022). These percentages meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2023 and 2022, averaged 2.38% and 1.16%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $4.1 billion, net of $0.96 billion of reinsurance, and $4.7 billion, net of $1.1 billion of reinsurance, at December 31, 2023 and 2022, respectively, are subject to discretionary withdrawal at book value.

Reserves for life and disability insurance are based on mortality, morbidity, and interest rate assumptions, and meet statutory requirements.

Reinsurance

Reinsured reserves are accounted for on a funds withheld basis. Under funds withheld, the Company retains the assets reinsured and establishes a liability for the amount of the reinsurance plus any investment activity attributable to the reinsured block of business. Additionally, the Company has reinsured reserves for an indemnity quota share reinsurance treaty ceding 90% of their Pension Buy-out/Risk Transfer business.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations. When cumulative interest rate related losses exceed cumulative interest rate related capital gains within the year, the resulting balance is non-admitted on the statement of financial condition and is charged directly to surplus. However in 2023, National Association of Insurance Commissioners (“NAIC”), adopted INT 23-01 Net Negative (Disallowed) IMR. This provides guidance for the limited admittance of negative interest maintenance reserve (“IMR”) amounts. The provision will last through the end of 2025. The Company did not adopt as of December 31, 2023, as NYDFS did not approve until 2024.

An AVR, applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management, LLC (“the Advisor”), an affiliate, and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

1.	Summary of Significant Accounting Policies (continued)

Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plans or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2023, 2022, and 2021, such charges were equal to approximately 0.57%, 0.71%, and 0.73%, respectively, of total average Separate Account assets. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statutory financial statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $16.9 billion and $15.3 billion as of December 31, 2023 and 2022, respectively are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the premium paying period of the related policies. Deposits on deposit-type contracts are recorded directly as a liability when received.

As more fully described in Note 5, premiums ceded to the reinsurer will be reflected net on the statutory statement of operations and surplus.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred. All due and accrued investment amounts greater than 90 days are treated as non-admitted. The investment income amount due and accrued greater than 90 days was $2.1 million both December 31, 2023, and 2022 respectively.

2.	Accounting Changes and Corrections of Errors

The Company identified two errors in previously filed financial statements that have been corrected through unassigned surplus as of January 1, 2023. The Company identified an error in its liability for its pension plans (Other Liabilities on the Statement of Financial Condition) which resulted in an overstatement of other liabilities and understatement of surplus on the Statement of Financial Condition of $46.5 million as of December 31, 2022. The Company also identified a negative IMR error, which resulted in an overstatement of other assets and an overstatement of surplus on the Statement of Financial Condition of $15.3 million as of December 31, 2022. There was no impact to net income as a result of these errors.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

2.	Accounting Changes and Corrections of Errors (continued)

The Company determined that the correction of these errors of $31.5 million was immaterial to the statutory financial statements. Therefore, the Company corrected these errors in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, which is reflected on the Statutory Statements of Operations and Surplus in 2023.

3.	Business Combinations and Goodwill

The Company purchased 100% of the issued and outstanding shares of Grandmark Holdings, a Texas based Holding company on January 3, 2023 for $21.2 million. Grandmark Holdings owned 100% of the outstanding stock of Landmark Life Insurance Company, a Texas based insurer licensed in 39 states to write life, annuity and accident and health insurance. In April 2023, Landmark changed its name to TruSpire Retirement Insurance Company (“TruSpire”). The transaction was accounted for as a statutory purchase, with a book value of $5.6 million on January 3, 2023. The Company recognized and admitted $18.2 million of goodwill, which will be amortized over the prescribed 10-year period. As of December 31, 2023, the Company had admitted goodwill of $16.4 million and recognized $1.8 million of amortization expense.

4.	Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) as of December 31, 2023 and 2022 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement Value	Gross Unrealized		Fair Value
		Gains	Losses
	(in millions)

December 31, 2023

Fixed maturities:

Mortgage- and asset-backed securities:

Residential mortgage-backed securities	$514.4	$–	$83.5	$430.9

Commercial mortgage-backed securities	79.3	–	18.1	61.2

Other asset-backed securities	–	–	–	–

Total	$593.7	$–	$101.6	$492.1

U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,572.1	0.4	221.6	1,350.9

Obligations of states and political subdivisions	71.6	–	16.5	55.1

Debt securities issued by foreign governments	–	–	–	–

Corporate securities	3,765.9	12.9	594.7	3,184.1

Total	$6,003.3	$13.3	$934.4	$5,082.2

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

	Statement Value	Gross Unrealized		Fair Value
		Gains	Losses
	(in millions)

December 31, 2022

Fixed maturities:

Mortgage- and asset-backed securities:

Residential mortgage-backed securities	$552.2	$–	$93.0	$459.2

Commercial mortgage-backed securities	90.2	–	17.3	72.9

Other asset-backed securities	–	–	–	–

Total	$642.4	$–	$110.3	$532.1

U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,712.1	0.8	243.9	1,469.0

Obligations of states and political subdivisions	78.0	–	21.1	56.9

Debt securities issued by foreign governments	–	–	–	–

Corporate securities	5,240.4	5.2	859.8	4,385.8

Total	$7,672.9	$6.0	$1,235.1	$6,443.8

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. As of December 31, 2023, approximately 83% of the $2.1 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). As of December 31, 2022, approximately 86% of the $2.3 billion invested in mortgage-backed securities that are included in the captions “U.S. Treasury securities and obligations of U.S. government corporations and agencies” and “Residential mortgage-backed securities” in the immediately preceding table were issued and guaranteed by the United States Treasury, Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA). The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure.

Cash equivalents with a statement value and fair value of $66.3 million and $29.1 million at December 31, 2023 and 2022, respectively, and short-term investments with a statement value and a fair value of $2.7 million and $0.0 million, respectively, are included in the above tables. At December 31, 2023 and 2022, the Company had $3.5 million and $3.7 million, respectively, (par value of $3.5 million at December 31, 2023 and $3.5 million at December 31, 2022) of its long-term fixed maturity securities on deposit with various regulatory agencies.

Fair Value

Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.

•

Level 2 — quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

•	Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all assets that are considered financial instruments, which include bonds and notes, common stocks, cash, cash equivalents, short term investments, policy loans, guaranteed funds transferrable, privately managed investments and Separate Account funds whose net asset values are calculated on a daily basis. Cash, cash equivalents, common stocks, and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, were determined to be Level 2. Finally, investments that are managed by outside investment advisors and the guaranteed funds transferrable for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities. Investments in mutual funds and privately managed investments are excluded from the common stock line in the following table as these are valued at Net Asset Value. The Company had $31.7 million and $29.2 million of bonds and notes measured and reported at fair value as of December 31, 2023 and 2022, respectively which are level 3 investments. The Company had $0.5 million and $0.2 million of common stock measured and reported at fair value as of December 31, 2023 and 2022, respectively, which are Level 1 investments.

The following tables provide fair value information as of December 31, 2023 and 2022, about the Company’s assets that are considered financial instruments:

	Level 1	Level 2	Level 3	Total
	(in millions)

As of December 31, 2023 Financial Instruments

Bonds and notes	$–	$4,981.5	$31.6	$5,013.1

Common stocks	0.5	–	–	0.5

Preferred stocks	3.0	–	–	3.0

Cash, cash equivalents and short term investments	16.7	–	–	16.7

Policy loans	–	80.7	–	80.7

Guaranteed funds transferrable	–	–	4.9	4.9

Separate Account assets	16,947.1	–	–	16,947.1

Total	$16,967.3	$5,062.2	$36.5	$22,066.0

	Level 1	Level 2	Level 3	Total
	(in millions)

As of December 31, 2022 Financial Instruments

Bonds and notes	$–	$6,385.6	$29.2	$6,414.8

Common stocks	0.2	–	–	0.2

Preferred stocks	11.4	–	–	11.4

Cash, cash equivalents and short term investments	(18.9)	–	–	(18.9)

Policy loans	–	75.6	–	75.6

Guaranteed funds transferrable	–	–	5.4	5.4

Separate Account assets	15,305.4	–	–	15,305.4

Total	$15,298.1	$6,461.2	$34.6	$21,793.9

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

The fair value of Level 3 bonds increased from $29.2 million at December 31, 2022, to $31.6 million at December 31, 2023, primarily as a result of the change in fair value of Level 3 assets, net of interim paydowns, during the year. The guaranteed funds transferable fair value declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification and there were no securities transferred between Levels 1, 2 & 3 during 2023 and 2022.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed as of December 31, 2023 and 2022.

Unrealized Gains and Losses

As of December 31, 2023, 2022, and 2021, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

	December 31
	2023	2022	Change	2022	2021	Change
	(in millions)

Common Stock	$–	$0.2	$(0.2)	$0.2	$7.7	$(7.5)

Bonds and notes	(0.7)	(8.0)	7.3	(8.0)	(0.5)	(7.5)

Investment in subsidiary	7.9	8.5	(0.6)	8.5	(4.1)	12.6

Other assets	1.1	(1.5)	2.6	(1.5)	(1.2)	(0.3)

Net unrealized appreciation (depreciation)	$8.3	$(0.8)	$9.1	$(0.8)	$1.9	$(2.7)

Net unrealized appreciation related to the Company’s bonds, equity securities and other assets increased by $8.3 million during the year. There was no unrealized appreciation related to equity securities at December 31, 2023. Net unrealized appreciation of $0.2 million related to equity securities at December 31, 2022, consisted of $0.3 million of gross unrealized gains and $0.1 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old. Net unrealized appreciation of $7.7 million related to equity securities at December 31, 2021, consisted of $7.7 million of gross unrealized gains and $0 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2023, 2022, and 2021 aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2023, 2022, and 2021 were $934.5 million and $1,235.1 million, and $84.4 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from a significant increase in interest rates and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

The tables that follow exclude $389 million and $208 million and $5.5 billion as of December 31, 2023, 2022, and 2021 respectively, represent the book value of those securities whose fixed maturity securities are in an unrealized gain position.

	December 31, 2023
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
	Twelve Months or Less			Twelve Months or Greater
	($ in millions)

Fixed maturities:

Mortage and asset backed securities:	$29.5	$1.4	56	$1,361.2	$255.2	591

Residential mortgage-backed securities	–	–	–	–	–	–

Commercial mortage-backed securities	0.1	–	1	61.1	18.1	22

Other asset-backed securities	–	–	–	–	–	–

Total	$29.6	$1.4	57	$1,422.3	$273.3	613

U.S. Treasury securities and abligations of U.S Government corporations and agencies	7.7	0.2	3	107.5	21.6	111

Obligations of states and political subdivisions	–	–	–	302.6	43.4	44

Obligations issued by Foreign governments	2.0	–	1	10.0	3.2	3

Corporate Securities	184.0	20.0	20	2,568.4	571.4	356

Total	$223.3	$21.6	81	$4,410.8	$912.9	1,127

	December 31, 2022
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
	Twelve Months or Less			Twelve Months or Greater
	($ in millions)

Fixed maturities:

Mortage and asset backed securities:	$965.5	$104.5	615	$701.1	$190.8	125

Residential mortgage-backed securities	–	–	–	–	–	–

Commercial mortage-backed securities	30.4	3.9	12	39.3	13.1	15.0

Other asset-backed securities	–	–	–	–	–	–

Total	$995.9	$108.4	627	$740.4	$203.9	140

U.S. Treasury securities and abligations of U.S Government corporations and agencies	122.9	12.1	121	15.4	6.5	15

Obligations of states and political subdivisions	277.1	48.2	35	19.6	7.5	11

Obligations issued by Foreign governments	11.0	2.0	3	3.0	2.0	1

Corporate Securities	3,052.0	489.7	366	950.0	354.8	190

Total	$4,458.9	$660.4	1,152	$1,728.4	$574.7	357

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

	December 31, 2021
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
	Twelve Months or Less			Twelve Months or Greater
	($ in millions)

Fixed maturities:

Mortgage and asset backed securities:	$1,012.9	$16.7	146	$40.8	$2.8	14

Residential mortgage-backed securities	–	–	–	–	–	–

Commercial mortgage-backed securities	75.3	1.6	18	–	–	–

Other asset-backed securities	–	–	–	–	–	–

Total	$1,088.2	$18.3	164	$40.8	$2.8	14

U.S. Treasury securities and obligations of U.S Government corporations and agencies	67.5	1.7	17	13.4	1.3	4

Obligations of states and political subdivisions	31.5	0.5	12	–	–	–

Obligations issued by Foreign governments	2.0	–	1	–	–	–

Corporate Securities	2,184.0	57.4	230	6.5	2.4	2

Total	$3,373.2	$77.9	424	$60.7	$6.5	20

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the Statements of Operations and Surplus for the years ended December 31, 2023, 2022, and 2021, were as follows:

	December 31
	2023	2022	2021
	(in millions)

Common Stock	$–	$30.1	$4.6

Fixed maturities	–	–	2.1

Other assets	0.1	0.8	(0.3)

Net realized capital gains (losses)	$0.1	$30.9	$6.4

As of December 31, 2023, 2022, and 2021, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $2.2 billion and $1.8 billion, $2.2 billion and $2.7 billion, and $2.5 billion and $2.5 billion respectively, of which approximately 73% in 2023, 87% in 2022 and 99% in 2021 are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

All loan-backed securities with a recognized impairment loss currently held by the Company, where the present value of future cash flows expected to be collected is less than the amortized cost basis of the securities are shown below:

Cusip	Description	Book Value Before Current Period OTTI	Projected Cash Flows	Recognized OTTI Adjustment	New Cost Basis After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
		($ millions)

894135-AG-7	TRAPEZA CDO LLC	$13.3	$5.6	$7.7	$5.6	$4.4	12/31/2011

7404-1N-AE-5	PRETSL XII B-1 144A	16.5	13.3	3.2	13.3	15.9	12/31/2009

74042C-AJ-6	PRETSL XIV C-2 144A	7.6	3.3	4.3	3.3	7.7	12/31/2009

74042Q-AJ-6	PRETSL XXVI C-1 144A	5.2	2.8	2.4	2.8	4.5	12/31/2009

74042T-AL-5	PRETSL XXVII C-2 144A	9.7	8.2	1.5	8.2	9.9	12/31/2009

Total		$52.3	$33.2	$19.1	$33.2	$42.4

Sales of investments, including maturities paydowns and calls, in fixed maturity securities resulted in $83.7 million, $6.2 million, and $10.3 million, of net interest rate related losses being accumulated in the IMR in 2023, 2022, and 2021, respectively, as follows:

	December 31
	2023	2022	2021
	(in millions)

Fixed maturity securities

Proceeds	$1,542.2	$1,198.7	$4,488.3

Gross realized gains	7.1	4.1	30.0

Gross realized losses	(90.8)	(10.3)	(40.3)

During 2023, 2022 and 2021, $0.8 million, $8.3 million and $12.8 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $0.3 million, $30.1 million and $5.4 million of net capital gains in 2023, 2022 and 2021, respectively, being recognized in net income as follows:

	December 31
	2023	2022	2021
	(in millions)

Equity securities

Proceeds	$8.5	$41.3	$24.8

Gross realized gains	0.3	30.1	5.4

Gross realized losses	(0.3)	–	–

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) as of December 31, 2023 and December 31, 2022, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

4.	Investments (continued)

	December 31, 2023
	Statement Value	Fair Value
	(in millions)

Due in one year or less	$28.7	$28.3

Due after one year through five years	831.6	803.2

Due after five years through 10 years	1,072.4	967.7

Due after 10 years	4,001.6	3,214.0

Total	5,934.3	5,013.2

	December 31, 2022
	Statement Value	Fair Value
	(in millions)

Due in one year or less	$76.1	$74.5

Due after one year through five years	1,735.8	1,658.9

Due after five years through 10 years	3,109.2	2,671.4

Due after 10 years	2,722.7	2,010.0

Total	7,643.8	6,414.8

5.	Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $4.9 million and $5.4 million as of December 31, 2023 and 2022, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $0.1 million, $0.2 million and $0.2 million in 2023, 2022 and 2021, respectively, and are included in net investment income.

6.	Reinsurance

In the event that the reinsurer does not meet their obligations under the terms of the reinsurance agreement, reinsurance recoverable balances could become uncollectible. Mutual of America still has the primary responsibility for the payment of benefits as the reinsurance agreement does not discharge the Company’s obligation as primary insurer. Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish the reinsurance and evaluates the financial strength of the reinsurer.

Effective April 1, 2023 the Company executed a quota share reinsurance agreement with First All America Financial Insurance Company (FAFI), an affiliate of Global Atlantic Reinsurance Company (GA) whereby the Company ceded 90% of the pension buyout business. Reserves ceded was $777.5 million. Premiums ceded was $814.7 million, comprised of both assets and cash and ceding commission earned was $115.9 million. The

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

6.	Reinsurance (continued)

gain on the transaction was $19.4 million, which was deferred and will be amortized into income over the average life of the contracts ceded.

The Company has a 50% Coinsurance and Modified Coinsurance (“Modco”) Agreement with an unaffiliated reinsurer. The reinsurance covers approximately one-half of the 3% guarantee business in the General Account and the Separate Account accumulations that have a 3% General Account minimum interest guarantee associated with that contract. Investors in the Separate Accounts are able to transfer their accumulations to the General Account at any time without penalties. Contract holders are eligible to withdraw their accumulations at any time without market value adjustment.

The Separate Account business is in the form of a 50% quota share modified coinsurance agreement covering approximately $1.0 billion of separate account reserves that represent approximately one-half of the 3% business. The Company will provide to the reinsurer Separate Account fees for the quota share portion of the reinsured business and will be reflected in the statutory statements of operations and surplus.

For the years ended December 31, 2023, December 31, 2022, and December 31, 2021 reinsurance amounts relating to the coinsurance agreement is as follows:

December 31, 2023
Value
(in millions)

Beginning of Period—Reserves Ceded	$1,128.0

Premiums	15.8

Net Transfers	(10.2)

Benefits	(204.9)

Reserve Change	0.3

General Account Fees	(0.1)

Interest Credits	30.9

Policy Loan Cancelation	—

End of Period—Reserves Ceded	$959.8

December 31, 2022
Value
(in millions)

Beginning of Period—Reserves Ceded	$1,152.5

Premiums	21.8

Net Transfers	21.3

Benefits	(100.7)

Reserve Change	0.1

General Account Fees	(0.1)

Interest Credits	33.9

Policy Loan Cancelation	(0.8)

End of Period—Reserves Ceded	$1,128.0

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

6.	Reinsurance (continued)

December 31, 2021
Value
(in millions)

Beginning of Period—Reserves Ceded	$1,167.0

Premiums	36.4

Net Transfers	4.8

Benefits	(89.7)

Reserve Change	1.0

General Account Fees	(0.2)

Interest Credits	34.4

Policy Loan Cancelation	(1.2)

End of Period—Reserves Ceded	$1,152.5

Net activity under the reinsurance agreement is reflected in the Funds Withheld liability in the statement of financial position.

7.	Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Pension expense was approximately $14.6 million, $37.9 million and $20.6 million for the periods ending December 31, 2023, 2022 and 2021, respectively. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation or calculated benefit exceeds the maximum allowable limits for qualified retirement plans under ERISA. Effective October 2022 the Company implemented a partial curtailment of the qualified defined benefit plan, the non-qualified deferred compensation plan, and the post-retirement medical plan. The impact of the curtailment reduced the Projected benefit obligations of the qualified, defined benefit plan, the non-qualified deferred compensation plan and the post-retirement medical plan by $4.0 million, $0.6 million and $3.3 million, respectively as of December 31, 2022.

Effective December 1, 2023, the Company implemented a full curtailment of the post-retirement medical plan that will be fully curtailed by December 1, 2024. The curtailment will eliminate the medical plan upon retirement for active employees, reduce the current retirees subsidy by 50% starting December 1, 2023, and completely phasing this out by December 1, 2024. The postretirement benefit plan adjustment required to be recorded under these plans was a gain of $99.4 million due to curtailment in 2023 and expense of $24.8 million and $41.4 million in 2022 and 2021, respectively.

For other benefits, as of January 1, 2023 and 2022 the Company had total recognized liabilities of $90.9 million and $169.9 million, respectively, for the postretirement medical plans and $32.8 million and $49.8 million, respectively, for the nonqualified deferred compensation plans.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

7.	Pension Plan and Postretirement Benefits (continued)

The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2023 and 2022 (in millions):

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Accumulated Benefit Obligation	$248.4	$237.7	$27.4	$24.2

Projected Benefit Obligation	$305.3	$292.8	$38.5	$123.8

Plan Assets at Fair Value	298.4	253.3	–	–

Funded Status	$(6.9)	$(39.5)	$(38.5)	$(123.8)

Prior Service Costs	$–	$–	$–	$12.3

Total Unrecognized Liability	$(77.5)	$(99.8)	$(6.5)	$11.5

The components of net periodic benefit costs as calculated in the January 1, 2023, 2022, and 2021 plan valuations are as follows:

	December 31
	Pension Benefits			Other Benefits
	2023	2022	2021	2023	2022	2021
	(in millions)

Service costs	$12.1	$18.0	$19.8	$2.7	$6.9	$7.9

Interest cost on Projected Benefit Obligation (PBO)	16.0	13.9	10.3	5.5	7.0	6.4

Expected return on plan assets	(21.1)	(24.9)	(29.1)	–	–	–

Prior services costs	–	–	–	(70.2)	(1.1)	(1.0)

Settlement	–	23.9	11.7	(32.2)	6.9	20.5

Amortization of unrecognized net loss (gain)	7.6	7.0	7.9	0.8	5.1	7.6

Net benefit expense	$14.6	$37.9	$20.6	$(93.4)	$24.8	$41.4

During 2023, 2022, and 2021 pension expense for the non-qualified deferred compensation plan included $1.4 million, $6.9 million, and 20.5 million of settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during those years exceeding the plans interest and service cost.

The changes in the PBO and plan assets are as follows:

	December 31
	Pension Benefits		Other Benefits
	2023	2022	2023	2022
	(in millions)

Change in PBO

PBO, beginning of the year	$292.8	$402.1	$123.8	$211.1

Service costs	12.1	18.0	2.7	6.9

Interest costs	16.0	13.9	5.5	7.0

Change in assumptions	(4.0)	(78.4)	(0.5)	(76.7)

Plan amendments	–	–	(57.9)	(8.4)

Effect of Curtailment	–	(4.0)	–	(3.9)

Actuarial loss (gain)	7.6	19.5	8.4	7.7

Benefits and expenses paid	(19.2)	(78.3)	(43.5)	(20.0)

PBO, end of year	$305.3	$292.8	$38.5	$123.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

7.	Pension Plan and Postretirement Benefits (continued)

	December 31
	Pension Benefits		Other Benefits
	2023	2022	2023	2022
	(in millions)

Change in Plan Assets

Plan assets, beginning of the year	$253.3	$367.5	–	–

Employer contributions	25.0	25.0	3.6	13.7

Return on plan assets	39.3	(60.9)	–	–

Benefits and expenses paid	(19.2)	(78.3)	(3.6)	(13.7)

Plan assets, end of year	$298.4	$253.3	–	–

Plan assets (lower than) PBO	$(6.9)	$(39.5)	$(38.5)	$(123.7)

At December 31, 2023 and 2022, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts or participation in certain other funds managed by outside investment advisors, and consisted of approximately 62.9% in equity investments and 37.1% in fixed-income investments and 83.3% in equity and 16.7% in fixed-income investments, respectively. A distribution of plan assets by investment objective as of December 31, 2023 and 2022 are as follows:

December 31, (in millions)	2023	2022

Fixed Income Funds	$110.7	$42.4

Equity Funds:

Index	108.8	116.5

Growth	7.7	55.3

Value	24.2	39.1

International	18.4	–

Total Internal Funds	269.8	253.3

External Funds	28.6	–

Total plan assets	$298.4	$253.3

The underlying investments in the funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1.

The Company made contributions to its defined benefit pension plan of $25.0 million in 2023, $25.0 million in 2022, and $25.0 million in 2021. The Company estimates that it will contribute up to $15 million to this plan in 2024. Benefits expected to be paid from the defined benefit pension plan total $31.1 million in 2024, $21.8 million in 2025, $27.1 million in 2026, $25.2 million in 2027 and $23.2 million in 2028. The aggregate benefits expected to be paid in 2029 through 2033 total approximately $137.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2023. Benefit expected to be paid from the non-qualified plan total $37.1 million.

The assumptions used in determining the Net Periodic Benefit Cost for pension and other benefit plans were as follows:

	Weighted average Assumptions at December 31
	Pension Benefits		Postretirement Medical		Non Qualified Deferred Compensation
	2023	2022	2023	2022	2023	2022

Discount rate	5.50	5.50	5.50	5.50	5.40	5.40

Rate of compensation increase	4.00	4.00	4.00	4.00	5.00	5.00

Expected return on plan assets	8.00	8.00	–	–	–	–

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

7.	Pension Plan and Postretirement Benefits (continued)

The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 60% equity investments and 40% fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.00%) based upon historical 30-year rolling averages. In selecting the expected long-term rate of return assumption, an underlying inflation assumption of 3.0% was selected taking into account historical inflation data and future inflation expectations.

The health care cost trend rate assumption impacts the amounts reported for the postretirement benefit plans. The assumption has been updated to 5.8% for 2023, grading down 0.2% per year to 4.8% for 2029 and beyond. Benefits expected to be paid from this plan and the nonqualified deferred compensation plan total $4.7 million in 2024, $6.5 million in 2025, $4.6 million in 2026, $3.4 million in 2027 and $2.7 million in 2028. Aggregated benefits expected to be paid in the period 2029 through 2033 total approximately $16.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation as of December 31, 2023. Separately the net gain or loss and net prior service cost or credit recognized in unassigned funds (surplus) for the period pursuant to paragraphs 42 and 46 of SSAP No. 92, and reclassification adjustments of unassigned funds (surplus) for the period, as those amounts, including amortization of the net transition asset or obligation, are recognized as components of net periodic benefit cost.

Savings and Other Incentive Plans

Effective January 1, 2023, Mutual of America enhanced the 401(k) savings plan under which employees can contribute up to 6% of their salary, with the Company matching 100% of this contribution and an employer non-elective 3% contribution of the employees’ salary. This was a change from the previous plan under which the Company matches half of the employees’ basic contribution up to 6% of salary. The Company contributed $6.2 million, $3.5 million, and $3.2 million in 2023, 2022, and 2021 respectively.

In December 2021, Mutual of America converted their savings plan from a variable insurance contract underwritten by the life insurance company to an investment contract offered under Mutual of America’s Net Asset Value (NAV) model. Included in annuity and surrender benefits is approximately $440 million of benefits representing the termination of the variable insurance contract.

The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $7.5 million, $11.4 million and $13.5 million for December 31, 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, the accrued liability related to these plans was $3.5 million and $22.4 million, respectively.

8.	Commitments and Contingencies

Rental expenses approximated $21.2 million, $23.3 million and $23.1 million as of December 31, 2022, 2021 and 2020, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $5.3 million in 2024; $3.6 million in 2025; $2.3 million in 2026; $1.4 million in 2027; $1.2 million in 2028 and $0.6 million in 2029 and beyond. Such leases are principally for leased office space

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

8.	Commitments and Contingencies (continued)

and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

During 2021, the Company entered into agreements with several unrelated investment managers to invest up to $750 million of General account assets in privately managed investments. Through December 31, 2022, the Company has funded approximately $670 million of this commitment and funded the remaining commitment of approximately $50.0 million in 2023.

The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s financial statements.

9.	Federal Income Taxes

A reconciliation of the income tax benefit recognized in the Company’s statutory statement of operations and surplus to the amount obtained by applying the statutory rate of 21% in 2023, 2022 and 2021 to net loss from operations before federal income taxes follows:

		12/31/2023	12/31/2022	12/31/2021
		($ in millions)

1	Net gain from operations before federal income taxes and after dividends to policyholders	$(236.1)	$(103.3)	$39.7

2	Realized Capital gains (losses) before federal income tax, after transfer to IMR	(21.6)	24.6	(5.8)

3	Income before taxes	$(257.7)	$(78.7)	$33.9

		21%	21%	21%

	Expected Income tax expense (benefit) at 21% statutory rate	$(54.1)	$(16.5)	$7.1

4	Increase (decrease) in actual tax reported resulting from:

	- Amortization of interest maintenance reserve	$(0.2)	$(1.7)	$(2.7)

	- Deferred tax benefit on nonadmitted assets	(5.1)	(0.1)	–

	- Pension and postretirement benefits	10.9	16.9	(0.4)

	- Contingency Release	–	–	(4.1)

	- Investments	–	(4.9)	18.1

	- Statutory Valuation Allowance	41.8	20.3	23.5

	- GA Reinsurance	4.1	–	–

	- Tax Attribute Expiration	6.4	–	–

	- Other permanent items	(3.9)	1.1	(9.3)

5	Total income tax	$(0.0)	$15.1	$32.3

6	Current income tax incurred	$–	$–	$–

7	Change in net deferred income tax excluding tax on unrealized gains and losses	–	15.1	32.3

8	Total income tax	$–	$15.1	$32.3

The federal income tax expense of $0.0 million, $15.1 million and $32.3 million in 2023, 2022 and 2021, respectively relates primarily to the change in the deferred income tax incurred by Mutual of America.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

The components of the net DTA recognized in the Company’s statement of financial condition are as follows:

		December 31, 2023			December 31, 2022
		(1)	(2)	(3)	(4)	(5)	(6)
				(Col 1+2)			(Col 4+5)
(1).		Ordinary	Capital	Total	Ordinary	Capital	Total
		($ in millions)

(a)	Total Gross DTA’s	$308.6	$20.5	$329.1	$279.4	$12.6	$292.0

(b)	Statutory Valuation Allowance Adjustment	(231.4)	(20.4)	(251.8)	(199.0)	(12.6)	(211.6)

(c)	Adjusted Gross DTA’s (1a-1b)	$77.2	$0.1	$77.3	$80.4	$0.0	$80.4

(d)	DTA’s non-admitted	–	–	–	–	–	–

(e)	Subtotal net DTA (1c-1d)	77.2	0.1	$77.3	80.4	0.0	80.4

(f)	DTL’s	(5.9)	(0.1)	(6.0)	(9.1)	(0.0)	(9.1)

(g)	Net admitted DTA/(DTL) (1e-1f)	$71.3	$0.0	$71.3	$71.3	$(0.0)	$71.3

		Change in DTA’s 2023 to 2022
		(7)	(8)	(9)
		(Col 1-4)	(Col 2-5)	(Col 7+8)
		Ordinary	Capital	Total
		($ in millions)
(a)	TotalGross DTA’s	$29.2	$7.9	$37.1

(b)	Statutory Valuation Allowance Adjustment	(32.4)	(7.8)	(40.2)

(c)	Adjusted Gross DTA’s (1a-1b)	$(3.2)	$0.1	$(3.1)

(d)	DTA’s non-admitted	–	–	–

(e)	Subtotal net DTA (1c-1d)	(3.2)	0.1	(3.1)

(f)	DTL’s	3.2	(0.1)	3.1

(g)	Net admitted DTA/(DTL) (1e-1f)	$0.0	$0.0	$0.0

The amount of adjusted gross DTAs admitted under each applicable component of SSAP No. 101 is as follows:

(2) Admission Calculation Components under SSAP No.101

		12/31/2023			12/31/2022
(2)	Admission Calculation Components SSAP No. 101	(1)	(2)	(3) (Col 1+2)	(4)	(5)	(6) (Col 4+5)
		Ordinary	Capital	Total	Ordinary	Capital	Total
		($ in millions)
(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks.	$–	$–	$–	$–	$–	$–
(b)	Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets From (2)(a), above) After Application of the Threshold Limitation. (The Lesser of (2)(b) 1 and (2)(b) 2 Below)	71.3	–	71.3	71.3	–	71.3
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	N/A	N/A	71.3	N/A	N/A	71.3
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	N/A	N/A	$83.9	N/A	N/A	$105.4
(c)	Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	5.9	0.1	6.0	9.1	–	9.1

(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	77.2	0.1	77.3	80.4	–	80.4

	Deferred tax liabilities	5.9	0.1	6.0	9.1	–	9.1

	Net admitted deferred tax asset/liability	71.3	–	71.3	71.3	–	71.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

		Change
Admission Calculation Components SSAP No. 101		(7) (Col 1-4)	(8) (Col 2-5)	(9) (Col 7+8)
		Ordinary	Capital	Total
		($ millions)
(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks.	$–	$–	$–
(b)	Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets From (2)(a), above) After Application of the Threshold Limitation. (The Lesser of (2)(b) 1 and (2)(b) 2 Below)	–	–	–
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	N/A	N/A	–
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	N/A	N/A	(21.5)
(c)	Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	(3.2)	0.1	(3.1)

(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	(3.2)	0.1	(3.1)
	Deferredtax liabilities	(3.2)	0.1	(3.1)

	Netadmitted deferred tax asset/liability	–	–	–

		12/31/2023	12/31/2022

(3)	Threshold

	(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	578%	714%

	(b) Amount of Total Adjusted Capital and Surplus Used to Determine Recovery Period and Threshold Limitation Amount	559.5	702.5

	12/31/2023			12/31/2022
	(1)	(2)	(1+2)	(3)	(4)	(3+4)
	Ordinary	Capital	Total	Ordinary	Capital	Total

(4) Impact of Tax Planning Strategies

(a) Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by character as a percentage
1. Adjusted Gross DTAs Amount from Note 9 1 (c)	$77.2	$0.1	$77.3	$80.4	$–	$80.4
2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	100.0%	0.0%	100.0%	100.0%	0.0%	100.0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9 A1 (e)	$77.2	$0.1	$77.3	$80.4	$–	$80.4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted because of the Impact of Tax Planning Strategies	100.0%	0.0%	100.0%	100.0%	0.0%	100.0%

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

	Change
	(5)	(6)
	(Col 1-3)	(Col 2-4)	(5+6)
	Ordinary	Capital	Total
	($ in millions)
1. Adjusted Gross DTAs Amount from Note 9 1 (c)	($3.2)	$0.1	($3.1)

2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.0%	0.0%	0.0%

3. Net Admitted Adjusted Gross DTAs Amount from Note 9 A1 (e)	($3.2)	$0.1	($3.1)

4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted because of the Impact of Tax Planning Strategies	0.0%	0.0%	0.0%

(b) Do the Company’s tax-planning strategies include the use of reinsurance?	Yes	(X )	No

The application of SSAP No.101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. The Company has evaluated all negative and positive evidence, including the 3-year cumulative loss, future reversing taxable temporary differences, and other objectively verifiable future sources of income to estimate whether sufficient future taxable income will be generated to permit the use of its existing deferred tax assets. On the basis of this evaluation, the Company has recorded an additional valuation allowance of $40.2 million against its net deferred tax asset as of December 31, 2023. The Company will continue to analyze the valuation allowance on a quarterly basis.

The Company has no unrecognized deferred tax liabilities as of December 31, 2023 and December 31, 2022.

Significant components of income taxes incurred and the changes in DTAs and DTLs are as follows:

	12/31/2023	12/31/2022	Change
	($ in millions)

(1). Current Income Tax Expense:

(a) Federal tax expense	$–	$–	$–

(b) Foreign tax expense (benefit) on operating earnings	–	–	–

(c) Subtotal	–	–	–

(d) Federal tax expense (benefit) on net realized capital gains (losses)	–	–	–

(e) Utilization of capital loss carry forwards	–	–	–

(f) Other	–	–	–

(g) Total federal and foreign income tax expense (benefit)	$–	$–	$–

Deferred income tax assets and liabilities consist of the following major components:

(2). Deferred tax assets:

(a) Ordinary

(1) Policy Reserves	55.3	22.9	32.4

(2) Pension Accruals	12.1	27.8	(15.7)

(3) NOLs	77.7	37.8	40.0

(4) Deferred Acquisition Costs	3.5	3.6	(0.1)

(5) Fixed Assets	66.2	52.3	13.9

(6) Investments	63.0	68.7	(5.7)

(7) Compensations & Benefit Accruals	–	19.2	(19.2)

(8) Intangibles	7.8	26.1

(9) Other assets—nonadmitted	13.3	8.2	5.1

(10) Other (including items <5% of total ordinary tax assets)(a)	9.8	12.9	(3.1)

Gross ordinary deferred tax assets	$308.6	$279.4	$29.2

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

	12/31/2023	12/31/2022	Change
	($ in millions)

(b) Statutory valuation allowance adjustment	(231.4)	(199.0)	(32.4)

(c) Nonadmitted ordinary DTA’s	–	–	–

(d) Admitted ordinary DTA’s (2a-2b-2c)	$77.2	$80.4	$(3.2)

(e) Capital

(1) Trade Name	10.9	10.9	–

(2) Capital Loss Carryforwards	7.8	–	–

(3) Other	1.7	1.7	0.1

Total capital DTA’s	$20.5	$12.6	$7.9

(f) Statutory valuation allowance adjustment	(20.4)	(12.6)	(7.8)

(g) Nonadmitted capital DTA’s	–	–	–

(h) Admitted capital DTA’s (2e-2f-2g)	0.1	0.0	0.1

(i) Admitted DTA’s (2d + 2h)	$77.3	$80.4	$(3.1)

(3). Deferred tax liabilities:

(a) Ordinary

(1) Investments—Market Discount	(1.7)	(2.9)	1.2

(2) Policyholder Reserves	(1.3)	(1.9)	0.6

(3) Capitalized Consulting Fees	(1.9)	(3.7)	1.7

(4) Compensations & Benefit Accruals	(0.5)	–	(0.5)

Other (including items <5% of total ordinary tax

(5) liabilities)	(0.4)	(0.7)	0.3

Total Ordinary DTL’s	$(5.9)	$(9.1)	$3.2

(b) Capital

(1) Unrealized capital gains	(0.1)	–	(0.1)

(2) Other	–	–	0.1

Total Capital DTL’s	$(0.1)	$–	$–

(c) Total DTL’s (3a + 3b)	$(6.0)	$(9.1)	$3.1

(4). Net DTA (DTL) (2i—3c)	$71.3	$71.3	$–

The change in net deferred income taxes between December 31, 2023 and December 31, 2022 is composed of the following (this analysis is exclusive of nonadmitted DTAs as the Change in Nonadmitted Assets is reported separately from the change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

	12/31/2023	12/31/2022	Change

Total deferred tax assets	$329.1	$292.0	$37.1

Total deferred tax liabilities	$(6.0)	$(9.1)	$3.1

Net deferred tax assets/liabilities.	$323.0	$282.9	$40.1

Statutory valuation allowance	$(251.8)	$(211.6)	$(40.2)

Net deferred tax assets after valuation allowance	$71.2	$71.3	$(0.1)

Tax effect of unrealized gains/(losses)	$0.1	$(1.6)	$1.7

Statutory valuation allowance on unrealized		$1.6	$(1.6)

Change in net deferred income tax (expense)/benefit	$71.3	$71.3	$(0.0)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

E. Carryforwards, Recoverable Taxes and IRC 6603 Deposits

		12/31/2023	12/31/2022	Change

(1)	The Company had Net Operating Losses of:	$369.8	$180.1	$189.8

(2)	The Company had Capital Loss Carryforwards of:	$37.2	$–	$37.2

(3)	The Company had Foreign Tax Credit Carryforwards of:	$–	$–	$–

There are no ordinary income taxes available for recoupment in the event of future net losses as a result of the Tax Cuts and Jobs Act removing the operating loss deduction carryback. There are no capital taxes paid available for recoupment in prior years.

(3)	Deposits admitted under IRC 6603

The aggregate amounts of deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code was zero as of December 31, 2023

(4) As of December 31, 2023, the Company had the following net operating loss carryforwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration
12/31/2009	$30.9	2024
12/31/2010	$16.8	2025
12/31/2011	$16.8	2026
12/31/2012	$21.8	2027
12/31/2013	$26.6	2028
12/31/2015	$1.8	2030
12/31/2016	$45.0	2031
12/31/2017	$29.2	2032
12/31/2018	$46.7	No Expiration
12/31/2023	$134.2	No Expiration

Total	$369.8

As of December 31, 2023, the Company had the following net capital loss carryforwards (in millions):

Year Incurred	Net Capital Losses	Year of Expiration
12/31/2023	$37.2	2028

Total	$37.2

Federal Income Tax Allocation

The Company will file a consolidated tax return with TruSpire Retirement Insurance Company for the year ended December 31, 2023. Under the Tax Sharing Agreement, current tax is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income(loss), net operating losses or other tax attributes contribute to or reduce federal tax expense.

The Company has $0 tax contingencies under SSAP No. 5R as of December 31, 2023 and December 31, 2022.

The Company’s Federal Income Tax Returns for fiscal years 2020 through 2022 remain open to examination.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

9.	Federal Income Taxes (continued)

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on the Adjusted Financial Statement Income (“AFSI”) of an applicable corporation with average adjusted statement income in excess of $1 billion for the three-prior year to tax years beginning after December 31, 2022. The tax is effective for tax years beginning after 2022.

The Company has determined as of December 31, 2023, that it does not expect to be liable for CAMT in 2023 and does not recognize any CAMT credit DTA.

10.	Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 4) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Bonds and Notes and Common Stock – Fair value for bonds and notes is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for common stocks is determined by reference to valuations quoted by an independent pricing organization. Common stock amounts exclude investments in mutual funds as these are reported at Net Asset Value.

Cash, Cash Equivalents and Short-Term Investments – The carrying value for cash, cash equivalents approximates fair values due to the short-term maturities of these instruments. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less.

Guaranteed Funds Transferable – Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Privately managed investments – privately managed investments are stated at our underlying share of the U.S. GAAP equity of the investee on a quarter lag, which approximates fair value.

Policy Loans – The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

11.	Unconsolidated Subsidiaries

The Company’s unconsolidated subsidiary operations include financial service and real estate related activities. At December 31, 2023, subsidiary assets, liabilities and revenues were $456.5 million, $69.6 million and $111.4 million, respectively. At December 31, 2022, subsidiary assets, liabilities and revenues were $386.8 million, $41.0 million and $103.9 million, respectively. In accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, the investments in the unconsolidated subsidiaries are carried at audited equity as calculated in accordance with U.S. GAAP.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

10.	Fair Value of Financial Instruments (continued)

The Company has incurred operating and investment-related expenses in connection with the use of its personnel and property on behalf of its subsidiaries. During 2023, 2022, and 2021, operating expenses of $5.7 million, $4.3 million, and $5.0 million respectively, and investment related expenses of $3.7 million, $4.2 million, and $6.0 million in 2023, 2022, and 2021, respectively, were allocated to its subsidiaries.

12.	Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (“Statutory Accounting”), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company’s bonds and notes to be classified as either held-to-maturity (HTM), available-for-sale (AFS), or trading, whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity, whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

GAAP requires that unrealized gains and losses arising from the change in fair value of equity securities be reflected as a component of investment income whereas for statutory accounting unrealized gains and losses are reflected as a component of the change in surplus.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, if realized capital losses exceed realized capital gains accumulated in the IMR, then the accumulated balance is removed from the statement of financial condition by a direct charge to surplus.

A general formula-based AVR is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the successful acquisition of insurance contracts are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

12.	Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (continued)

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Under GAAP, mortality and morbidity assumptions are based on Company experience.

Under statutory accounting practices, reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance recoverable.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Statements of Cash Flow

The Statements of Cash Flow are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities.

13.	Reconciliation to Annual Statement

After the filing of the Company’s Annual Statement as of December 31, 2023, it was determined that certain reclassifications that were required in the statutory financial statements that affect Policy loans, Other assets, Loss and loss adjustment expense reserve, and Other liabilities. The following is a reconciliation of amounts previously reported in the Company’s 2023 Annual Statement to the amounts reported in the accompanying statutory financial statements.

Statement of Financial Position

Assets as reported in the Company’s annual statement	$24,074,666,456

Policy Loans	($27,911,639)

Other assets	($10,779,488)

Assets as reported in the accompanying Statement of Financial Position	$24,035,975,329

Liabilities as reported in the Company’s annual statement	$23,551,869,510

Loss and loss adjustment expense reserve	($10,779,488)

Other liabilities	($27,911,639)

Liabilities as reported in the accompanying Statement of Financial Position	$23,513,178,383

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO STATUTORY

FINANCIAL STATEMENTS (CONTINUED)

12.	Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (continued)

The above reclassifications for 2023 also impacted cash flows between investing and financing activities on the cash flow statement. There were no reconciling items for year-ended December 31, 2022 and 2021.

14.	Subsequent Events

The Company has evaluated subsequent events through April 30, 2024, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure in the accompanying financial statements.